UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8372

Travelers Series Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  October 31
Date of reporting period: October 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                               SMITH BARNEY HIGH
                               INCOME PORTFOLIO

                               PIONEER STRATEGIC
                               INCOME PORTFOLIO

              --------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2003




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

                                 WHAT'S INSIDE


                    Letter from the Chairman............  1

                    Manager Overview:

                     Smith Barney High Income Portfolio.  3

                     Pioneer Strategic Income Portfolio.  5

                    Fund Performance:

                     Smith Barney High Income Portfolio.  8

                     Pioneer Strategic Income Portfolio. 10

                    Schedules of Investments............ 12

                    Statements of Assets and Liabilities 56

                    Statements of Operations............ 57

                    Statements of Changes in Net Assets. 58

                    Notes to Financial Statements....... 60

                    Financial Highlights................ 69

                    Independent Auditors' Report........ 71

                    Additional Information.............. 72

                    Tax Information..................... 75

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer



Dear Shareholder,
The corporate bond market and, in particular, the high-yield market benefited from improving economic conditions and a more promising environment for corporate profitability, along with declining default rates and attractive yields. The high-yield market advanced for eight consecutive months through June, before falling sharply in July due to an abrupt sell-off in U.S. Treasuries, as yields on 10-year Treasuries rose rapidly in response to expectations that interest rates had bottomed. Once U.S. Treasuries stabilized in August, the high-yield market rebounded. Global bonds also performed well with additional support from rising currency values relative to the U.S. dollar.

Within this volatile but overall very positive environment, the funds performed well in absolute terms as well as in relation to their respective benchmark indices.

For a more detailed review of how your fund performed within this market environment, continue reading this report. As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 20, 2003

               1 Travelers Series Fund Inc. | 2003 Annual Report

              PERFORMANCE OF THE FUNDS AS OF OCTOBER 31, 2003/1/

                                   6 Months 12 Months
Smith Barney High Income Portfolio   8.03%    31.70%
Bear Stearns High Yield Index/2/     8.69%    33.58%
Average of Lipper variable high
  current yield funds/3/             8.24%    27.23%

Pioneer Strategic Income Portfolio   6.84%    20.56%
Lehman Brothers Aggregate Bond
  Index/4/                           0.57%     4.90%
Citigroup Non-U.S. World
  Government Bond Index/5/           5.34%    17.75%
Average of Lipper variable general
  bond funds/6/                      3.23%    12.80%

 /1/The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the funds. Past performance is not indicative of future results.
 /2/The Bear Stearns High Yield Index comprises securities across a wide spectrum of industries with at least one year to maturity. All fixed-income, non-convertible, dollar-denominated securities rated both BB+ and Ba1 or lower (split-rated crossover issues are not included) with outstanding par value of at least $100 million are included. Please note that an investor cannot invest directly in an index.
 /3/Lipper Inc. is a major independent mutual-fund tracking organization.
    Returns are based on the period ended October 31, 2003, calculated among 86 funds for the six-month period and among 85 funds for the 12-month period, in the fund's Lipper peer group including the reinvestment of dividends and capital gains.
 /4/The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment-grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index.
 /5/The Citigroup Non-U.S. World Government Bond Index is an unmanaged index composed of foreign government bonds. Please note that an investor cannot invest directly in an index.
 /6/Returns are based on the period ended October 31, 2003, calculated among 42 funds for the six-month period and among 41 funds for the 12-month period, in the fund's Lipper peer group including the reinvestment of dividends and capital gains.


               2 Travelers Series Fund Inc. | 2003 Annual Report

                               MANAGER OVERVIEW

Smith Barney High Income Portfolio

Performance Update
For the 12 months ended October 31, 2003, the fund returned 31.70%. The fund performed better than its Lipper peer group of variable high current yield funds, which had an average return of 27.23% for the same period./7/ However, it underperformed its unmanaged benchmark, the Bear Stearns High Yield Index ("High Yield Index"),/i/ which returned 33.58% during the same period.

Market Overview
Declining default rates, fewer reports of fraudulent corporate accounting activity, and signs of an improving economy triggered a rally in the high-yield market over the 12 months ending October 31, 2003.

The high-yield market continued to gain momentum throughout the first quarter of 2003, despite weak equity markets, a struggling economy and investor concern regarding the conflict with Iraq.

In June, the Fed cut its target for the federal funds rate to a four-decade low of 1% to trigger a more accommodative borrowing environment to promote economic growth. Treasury bond prices (which move opposite to yields) subsequently fell, particularly in July, amid stronger than expected economic data. Likewise, the high-yield market lost ground from the end of June into the middle of August as the yield on 10-year U.S. Treasuries soared from the low 3% range in mid-June to almost 4.5% by mid-August. These rising yields, the subsequent outflows of cash from high-yield bond funds, and the abundant quantity of new issues on the market (which created supply pressures) caused the high-yield market to move lower. However, the market reversed course and rallied through the end of the year, sparking the return of mutual fund inflows, due to stronger-than-expected third-quarter economic results and third-quarter earnings that were in line with expectations.

/7/Lipper Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended October 31, 2003, calculated among 85 funds in the Lipper variable high current yield funds category with reinvestment of dividends and capital gains.

               3 Travelers Series Fund Inc. | 2003 Annual Report

Contributors to Fund Performance
Rallying from distressed levels last year, bonds rated CCC and those in a variety of credit categories in the airlines, cable and media, communications towers, energy, technology, telecommunications and utilities sectors finished the year among the top performers of the High Yield Index. For the 12 months, the portfolio benefited as it increased its weighting in issues rated CCC, as well as in the cable and media, communications towers and telecommunications sectors. During the period, the High Yield Index added many bonds in the utilities and energy sectors. Although the portfolio increased its exposure to these sectors during the period, it remained underweighted in relation to this index. This underweighted position detracted from its performance versus the High Yield Index. The portfolio also decreased its airlines and technology holdings, which detracted from performance.

The most significant underperforming sectors included bonds rated BB and bonds in the gaming, healthcare, metals and mining, restaurants, and textiles sectors. The portfolio held underweight positions in issues rated BB and in the gaming, healthcare, metals and mining, and restaurants sectors. It remained overweight textiles during the period.

Thank you for your investment in the Smith Barney High Income Portfolio. We appreciate that you have entrusted us to manage your money and we value our relationship with you.

Sincerely,


/s/ Peter J. Wilby                  /s/ Beth A. Semmel
Peter J. Wilby, CFA                 Beth A. Semmel, CFA
Portfolio Manager                   Portfolio Manager

November 20, 2003


               4 Travelers Series Fund Inc. | 2003 Annual Report

                               MANAGER OVERVIEW


Pioneer Strategic Income Portfolio

Special Shareholder Notice
Effective July 1, 2003, the fund's sub-adviser changed from Putnam Investments to Pioneer Investment Management, Inc. Although the fund's investment objectives did not change (it still seeks a high level of current income), its name changed in accordance with the change in sub-adviser.

Performance Update
For the 12 months ended October 31, 2003, the fund returned 20.56%. In comparison, the fund outperformed its unmanaged benchmarks, the Lehman Brothers Aggregate Bond Index/ii/ and the Citigroup Non-U.S. World Government Bond Index/iii/, which returned 4.90% and 17.75%, respectively, during the same period. It also performed better than its Lipper peer group of variable general bond funds, which had an average return of 12.80% during its fiscal year./8/

Market Overview
The portfolio benefited from a series of events that have, in general, helped bolster the fixed income markets. These events included the Fed's favorable interest rate adjustments throughout the year, which helped trigger a sustained rally for corporate bonds and stocks. Investors now expect the long-awaited economic recovery to begin. Expectations received further encouragement when corporate earnings began to improve, leading economic indicators became more positive, and Congress approved President Bush's tax-cut legislation. At the same time, the U.S. dollar lost ground against major foreign currencies. The weakening dollar helped U.S. manufacturers in two ways: by making their products more competitive in overseas markets and by making foreign imports less competitive in the United States. The financial markets reacted to these positive signs by anticipating a full economic recovery.

/8/Lipper Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended October 31, 2003, calculated among 41 funds in the Lipper variable general bond funds category with reinvestment of dividends and capital gains.

               5 Travelers Series Fund Inc. | 2003 Annual Report

Corporate bonds, which had lagged Treasuries when the economy slumped, rebounded vigorously, with high-yield bonds outperforming investment-grade securities. Foreign investment grade bonds and emerging market bonds also did very well, boosted by the rising value of their underlying currencies. In contrast, Treasuries and government agency bonds tended to lag other classes of fixed-income assets, as interest rates on bonds with maturities of five years or longer started to rise, undercutting bond prices.

Portfolio Performance/9/
Since assuming responsibility for the fund, we have re-positioned the portfolio so that approximately 60% of its assets are invested in either domestic high-yield corporate bonds or in bonds denominated in foreign currencies, giving the portfolio a large exposure to the bond market's best-performing segments. We have de-emphasized Treasuries and bonds with long maturities, two areas that lagged in performance during the year. We also have kept the portfolio's sensitivity to interest-rate changes, commonly known as duration, relatively low to guard against exposure to rising interest rates.

At the close of the fiscal period, on October 31st, domestic high-yield bonds comprised 41% of the portfolio's assets, with U.S. and international investment-grade bonds accounting for an additional 26%. Emerging market and international high-yield debt totaled 11% of assets, while non-dollar assets accounted for 18%. Only 4% of assets were invested in Treasuries and Agencies.

The performance of domestic high-yield bonds had a major impact on the portfolio's returns. In addition, we emphasized cyclical sectors that had the greatest potential to perform well during a period of accelerating economic growth. These included industries such as commodities and basic materials, where the fund had strong performance from mining companies such as Phelps Dodge Corp. and Brazilian firm, Companhia Vale do Rio Doce, as well as from the airline industry. In the latter group, the fund invested both in the upper tier of commercial airlines, such as Continental Airlines, Inc. and Northwest Airlines Inc., and in municipal bonds backed by revenues from airport facilities. For example, the fund owned bonds secured by revenues from Continental gates in New Jersey and Northwest gates in Detroit.


/9/The portfolio's holdings during the 12 months ended October 31, 2003 included securities (in some cases multiple securities) issued by Phelps Dodge Corp., Companhia Vale do Rio Doce, Continental Airlines, Inc., Northwest Airlines Inc., Companhia de Bebidas das Americas, Mobile TeleSystems OJSC, Huntsman ICI Chemicals LLC and Lyondell Chemical Co. On October 31, 2003, securities of these issuers, including those of the parent company and/or affiliate or subsidiaries, held by the fund on an aggregate basis constituted 0.14%, 1.06%, 0.05%, 0.70%, 0.52%, 0.35%, 0.34% and 0.33%
   of the fund's holdings, respectively. Percentages are based upon net assets. Portfolio holdings are subject to change.


               6 Travelers Series Fund Inc. | 2003 Annual Report

Among its emerging market investments, the fund had particularly strong results from Companhia de Bebidas das Americas (Ambev), a Brazilian brewing company, and Mobile TeleSystems OJSC (MTS), a telecommunications services company serving major parts of Russia and the Ukraine.

Although we had no disasters, some bonds lagged the rally in high yield assets even though they had positive returns. The bonds include securities in the chemical sector such as Huntsman ICI Chemicals LLC and Lyondell Chemical Co.

Thank you for your investment in the Pioneer Strategic Income Portfolio. We appreciate that you have entrusted us to manage your money and we value our relationship with you.

Sincerely,

The Portfolio Management Team
Pioneer Investments

October 31, 2003


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2003 and are subject to change. Please refer to pages 12 through 53 for a list and percentage breakdown of the funds' holdings.

 /i/The High Yield Index comprises securities across a wide spectrum of industries with at least one year to maturity. All fixed-income, non-convertible, dollar-denominated securities rated both BB+ and Ba1 or lower (split-rated crossover issues are not included) with outstanding par value of at least $100 million are included. Please note that an investor cannot invest directly in an index.
/ii/The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment-grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index.
/iii/The Citigroup Non-U.S. World Government Bond Index is an unmanaged index composed of foreign government bonds. Please note that an investor cannot invest directly in an index.

Additional Information About Your Fund
The Funds' Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.


               7 Travelers Series Fund Inc. | 2003 Annual Report

                      SMITH BARNEY HIGH INCOME PORTFOLIO



 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

Twelve Months Ended 10/31/03    31.70%
--------------------------------------
Five Years Ended 10/31/03        2.63
--------------------------------------
6/16/94* through 10/31/03        5.49
--------------------------------------

 CUMULATIVE TOTAL RETURN+ (UNAUDITED)

6/16/94* through 10/31/03                         65.09%
--------------------------------------------------------
 + Assumes the reinvestment of all dividends and capital gains distributions. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
   *Commencement of operations.


               8 Travelers Series Fund Inc. | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)

                  Value of $10,000 Invested in Shares of the
                    Smith Barney High Income Portfolio vs.
                        Bear Stearns High Yield Index+
--------------------------------------------------------------------------------
                           June 1994 -- October 2003

                        [CHART]

         Smith Barney High      Bear Stearns
         Income Portfolio     High Yield Index
         -----------------    ----------------
6/16/94      $10,000             $10,000
10/94         10,070              10,282
10/95         11,510              11,932
10/96         12,912              13,295
10/97         15,008              15,264
10/98         14,500              15,117
10/99         15,265              15,808
10/00         14,725              15,584
10/01         13,536              15,423
10/02         12,536              14,690
10/31/03      16,509              19,662

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney High Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2003. The Bear Stearns High Yield Index is a broad-based unmanaged index of high-yield corporate bonds. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.



             9    Travelers Series Fund Inc. | 2003 Annual Report

                      PIONEER STRATEGIC INCOME PORTFOLIO

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

Twelve Months Ended 10/31/03 20.56%
-----------------------------------
Five Years Ended 10/31/03     5.58
-----------------------------------
6/16/94* through 10/31/03     6.40
-----------------------------------

 CUMULATIVE TOTAL RETURN+ (UNAUDITED)

6/16/94* through 10/31/03                          78.83%
--------------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions.
   Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
 * Commencement of operations.

              10 Travelers Series Fund Inc. | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Value of $10,000 Invested in Shares of the
                    Pioneer Strategic Income Portfolio vs.
                           Citigroup Non-U.S. World
                     Government Bond Index - Unhedged and
                     Lehman Brothers Aggregate Bond Index+

--------------------------------------------------------------------------------

                           June 1994 -- October 2003

                                    [CHART]

                                  Citigroup
                Pioneer         Non-U.S. World      Lehman Brothers
               Strategic       Government Bond         Aggregate
           Income Portfolio    Index - Unhedged        Bond Index
           ----------------  ---------------------  ---------------
6/16/94       $10,000             $10,000              $10,000
10/94          10,180              10,554               10,052
10/95          11,560              12,155               11,626
10/96          12,650              12,818               12,305
10/97          13,717              14,410               13,399
10/98          13,628              16,254               14,651
10/99          13,873              15,772               14,730
10/00          13,902              13,265               16,029
10/01          14,541              14,322               19,506
10/02          14,833              15,765               20,654
10/31/03       17,883              18,563               21,666


+ Hypothetical illustration of $10,000 invested in shares of the Pioneer
  Strategic Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2003. The Citigroup Non-U.S. World Government Bond Index - Unhedged is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. This Index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed Securities. These Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.


             11    Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS                                       OCTOBER 31, 2003



                                 SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                           SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 93.6%
Aerospace and Defense -- 0.3%
  725,000 B3*       Dunlop Standard Aerospace Holdings PLC, Sr. Notes,
                     11.875% due 5/15/09                                         $     790,250
----------------------------------------------------------------------------------------------
Airlines -- 0.9%
  655,000 C*        Air Canada, Sr. Notes, 10.250% due 3/15/11 (b)                     235,800
                    Continental Airlines, Inc., Pass-Through Trust Certificates:
  885,000 B           Series 01-2, Class D, 7.568% due 12/1/06                         717,025
  560,000 BB-         Series 99-2, Class C-2, 7.434% due 9/15/04                       535,310
                    United Airlines, Inc., Pass-Through Certificates:
  888,599 CCC+        Series 00-2, Class B, 7.811% due 10/1/09 (b)                     267,872
  160,000 B+          Series 01-1, Class B, 6.932% due 9/1/11                           45,054
  365,000 CCC+        Series 01-1, Class C, 6.831% due 9/1/08                           30,349
  304,954 A+        US Airways, Inc., Pass-Through Certificates, Series 99-1,
                     Class A, 8.360% due 1/20/19                                       296,085
----------------------------------------------------------------------------------------------
                                                                                     2,127,495
----------------------------------------------------------------------------------------------
Automotive -- 2.1%
                    Dana Corp., Notes:
  715,000 BB          6.500% due 3/1/09                                                711,425
  320,000 BB          10.125% due 3/15/10                                              363,200
  925,000 B-        Eagle-Picher Inc., Sr. Notes, 9.750% due 9/1/13 (c)                985,125
  325,000 Baa1*     Ford Motor Co., Notes, 7.450% due 7/16/31                          292,745
  450,000 A3*       General Motors Acceptance Corp., Notes,
                     6.875% due 8/28/12                                                462,041
                    General Motors Corp.:
  175,000 Baa1*       Sr. Debentures, 8.375% due 7/15/33                               185,159
  975,000 Baa1*       Sr. Notes, 7.125% due 7/15/13                                  1,016,383
  225,000 B-        Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12                250,875
  400,000 B2*       Tenneco Automotive Inc., Sr. Secured Second Lien Notes,
                     Series B, 10.250% due 7/15/13                                     444,000
  150,000 B+        TRW Automotive, Inc., Sr. Sub. Notes,
                     11.000% due 2/15/13 (c)                                           177,750
----------------------------------------------------------------------------------------------
                                                                                     4,888,703
----------------------------------------------------------------------------------------------
Broadcasting -- 1.3%
1,432,000 B-        Emmis Communications Corp., Sr. Discount Notes,
                     step bond to yield 12.396% due 3/15/11                          1,321,020
  125,000 B-        NextMedia Operating, Inc., Sr. Sub. Notes,
                     10.750% due 7/1/11                                                141,875
                    Paxson Communications Corp.:
  490,000 CCC+        Sr. Sub. Discount Notes, step bond to yield
                       12.263% due 1/15/09                                             414,050
  270,000 CCC+        Sr. Sub. Notes, 10.750% due 7/15/08                              292,275

                      See Notes to Financial Statements.

              12 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                           SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
Broadcasting -- 1.3% (continued)
  550,000 B2*       Radio One, Inc., Sr. Sub. Notes, Series B, 8.875% due 7/1/11 $     607,750
  285,000 CCC+      Spanish Broadcasting System Inc., Sub. Notes,
                     9.625% due 11/1/09                                                297,113
----------------------------------------------------------------------------------------------
                                                                                     3,074,083
----------------------------------------------------------------------------------------------
Building/Construction -- 2.8%
  160,000 B-        Associated Materials Inc., Sr. Sub. Notes,
                      9.750% due 4/15/12                                               173,800
  690,000 B-        Atrium Cos., Inc., Sr. Sub. Notes, Series B,
                      10.500% due 5/1/09                                               736,575
  575,000 B-        Brand Services, Inc., Sr. Notes,12.000% due 10/15/12               644,000
                    D.R. Horton, Inc.:
  320,000 Ba1*        Sr. Notes, 8.000% due 2/1/09                                     358,400
  340,000 Ba2*        Sr. Sub. Notes, 9.375% due 3/15/11                               375,700
  480,000 BB-       KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11                        535,200
  585,000 BBB-      Lennar Corp., Notes, Series B, 9.950% due 5/1/10                   675,207
  870,000 B-        Nortek Holdings, Inc., Sr. Sub. Notes, Series B,
                     9.875% due 6/15/11                                                941,775
  330,000 Ca*       Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09             141,900
  385,000 BBB-      The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10               442,750
  570,000 Ba2*      Schuler Homes, Inc., Sr. Sub. Notes, 10.500% due 7/15/11           653,362
                    Standard Pacific Corp.:
  430,000 BB          Sr. Notes, 8.500% due 4/1/09                                     453,650
  325,000 Ba3*        Sr. Sub. Notes, 9.250% due 4/15/12                               359,125
----------------------------------------------------------------------------------------------
                                                                                     6,491,444
----------------------------------------------------------------------------------------------
Business Services -- 1.6%
  800,000 B-        Advanstar Communications Inc., Sr. Secured Second Priority
                     Notes, 8.680% due 8/15/08 (c)                                     836,000
1,100,000 BBB-      Avis Group Holdings Inc., Sr. Sub. Notes, 11.000% due 5/1/09     1,216,875
                    Muzak LLC/Muzak Finance Corp.:
  750,000 B-          Sr. Notes, 10.000% due 2/15/09                                   793,125
  275,000 CCC+        Sr. Sub. Notes, 9.875% due 3/15/09                               268,813
  790,000 D         Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                     11.000% due 11/1/06 (b)                                             7,900
  640,000 B         Williams Scotsman, Inc., Sr. Notes, 9.875% due 6/1/07              652,800
----------------------------------------------------------------------------------------------
                                                                                     3,775,513
----------------------------------------------------------------------------------------------
Cable -- 8.2%
                    Charter Communications Holdings, LLC:
                      Sr. Discount Notes:
3,966,000 Ca*          Step bond to yield 12.272% due 1/15/10                        2,944,755
1,035,000 Ca*          Step bond to yield 13.504% due 1/15/11                          703,800
1,535,000 Ca*          Step bond to yield 17.772% due 5/15/11                          909,487
1,000,000 Ca*         Sr. Notes, 10.750% due 10/1/09                                   850,000

                      See Notes to Financial Statements.

              13 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+     RATING(a)                         SECURITY                              VALUE
---------------------------------------------------------------------------------------------------
Cable -- 8.2% (continued)
                         CSC Holdings, Inc.:
1,700,000      BB-         Sr. Debentures, 7.625% due 7/15/18                      $   1,683,000
  260,000      BB-         Sr. Notes, Series B, 7.625% due 4/1/11                        266,500
1,060,000      B+          Sr. Sub. Debentures, 10.500% due 5/15/16                    1,171,300
  875,000      B1*       DIRECTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13             988,750
                         Echostar DBS Corp., Sr. Notes:
1,310,000      BB-         10.375% due 10/1/07                                         1,452,462
  748,000      BB-         9.125% due 1/15/09                                            845,240
1,025,000      BB-         9.375% due 2/1/09                                           1,089,062
1,065,000      B-        InSight Communications Co., Inc., Sr. Discount Notes,
                          step bond to yield 14.115% due 2/15/11                         750,825
  375,000      B+        Insight Midwest LP, Sr. Notes, 10.500% due 11/1/10              393,750
1,000,000      B-        Lodgenet Entertainment Corp., Sr. Sub. Debentures,
                          9.500% due 6/15/13                                           1,085,000
  325,000      B+        MediaCom Broadband LLC, Sr. Notes, 11.000% due 7/15/13          341,250
1,150,000      B+        MediaCom LLC, Sr. Notes, 9.500% due 1/15/13                   1,098,250
                         Pegasus Communications Corp., Sr. Notes, Series B:
   65,000      Ca*         9.625% due 10/15/05                                            54,438
  265,000      Ca*         9.750% due 12/1/06                                            221,275
  315,000      CCC-      Pegasus Satellite Communications Corp., Sr. Sub. Discount
                          Notes, step bond to yield 23.919% due 3/1/07                   222,863
1,670,000      BB-       Rogers Cablesystems Ltd., Sr. Sub. Debentures,
                          11.000% due 12/1/15                                          1,912,150
  450,000/GBP/ Ca*       Telewest Communications PLC, Sr. Notes,
                          5.250% due 2/19/07 (b)(c)(d)                                   366,325
------------------------------------------------------------------------------------------------
                                                                                      19,350,482
------------------------------------------------------------------------------------------------
Chemicals -- 6.2%
                         Acetex Corp., Sr. Notes:
  600,000      B+          10.875% due 8/1/09                                            675,000
  425,000      B+          10.875% due 8/1/09 (c)                                        478,125
  345,000      Ba2*      Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11                387,263
  645,000      CCC+      Avecia Group PLC, Sr. Notes, 11.000% due 7/1/09                 603,075
                         FMC Corp.:
  825,000      BB+         Medium-Term Notes, Series A, 6.750% due 5/5/05                843,562
  125,000      BB+         Sr. Secured Notes, 10.250% due 11/1/09                        146,875
5,710,000      CCC+      Huntsman ICI Holdings LLC, Sr. Discount Notes,
                          zero coupon bond to yield 17.445% due 12/31/09               2,312,550
  660,000      B+        IMC Global Inc., Sr. Notes, Series B, 11.250% due 6/1/11        684,750
  600,000      B+        International Specialty Holdings Inc., Sr. Secured Notes,
                          Series B, 10.625% due 12/15/09                                 660,000
  655,000      BB-       ISP Chemco Inc., Sr. Sub. Notes, Series B,
                          10.250% due 7/1/11                                             735,237

                      See Notes to Financial Statements.

              14 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                           SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Chemicals -- 6.2% (continued)
                    Lyondell Chemical Co., Sr. Secured Notes:
  655,000 BB-         11.125% due 7/15/12                                         $     691,025
  500,000 BB-         Series B, 9.875% due 5/1/07                                       510,000
  760,000 BBB-      Methanex Corp., Sr. Notes, 8.750% due 8/15/12                       832,200
1,700,000 BB-       Millennium America Inc., Sr. Sub. Notes, 9.250% due 6/15/08       1,806,250
  235,000 B-        OM Group, Inc., Sr. Sub. Notes, 9.250% due 12/15/11                 238,525
                    Resolution Performance Inc.:
  200,000 B+          Sr. Notes, 9.500% due 4/15/10                                     212,000
1,050,000 B-          Sr. Sub. Notes, 13.500% due 11/15/10                              997,500
                    Rhodia SA:
  500,000 B+          Sr. Notes, 7.625% due 6/1/10 (c)                                  472,500
  650,000 B           Sr. Sub. Notes, 8.875% due 6/1/11 (c)                             581,750
   65,000 B+        Terra Capital Inc., Sr. Secured Notes, 12.875% due 10/15/08          75,725
  600,000 Ba3*      Westlake Chemical Corp., Sr. Notes, 8.750% due 7/15/11 (c)          636,000
-----------------------------------------------------------------------------------------------
                                                                                     14,579,912
-----------------------------------------------------------------------------------------------
Consumer Products and Services -- 4.2%
                    American Greetings Corp.:
  385,000 BBB-        Notes, 6.100% due 8/1/28                                          393,181
  295,000 BB+         Sr. Sub. Notes, 11.750% due 7/15/08                               338,144
   65,000 CCC       Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07               58,825
1,025,000 B-        Home Interiors & Gifts, Inc., Sr. Sub. Notes,
                     10.125% due 6/1/08                                               1,055,750
  600,000 B-        Icon Health & Fitness, Inc., Sr. Sub. Notes,
                     11.250% due 4/1/12                                                 657,000
1,025,000 B-        Jafra Cosmetics International Inc., Sr. Sub. Notes,
                     10.750% due 5/15/11                                              1,132,625
  150,000 CCC+      Playtex Products Inc., Sr. Sub. Notes, 9.375% due 6/1/11            148,875
1,000,000 B-        Rayovac Corp., Sr. Sub. Notes, 8.500% due 10/1/13 (c)             1,045,000
  200,000 B-        Salton, Inc., Sr. Sub. Notes, 12.250% due 4/15/08                   198,000
                    Sealy Mattress Co.:
1,080,000 B-          Sr. Sub. Discount Notes, Series B, 10.875% due 12/15/07         1,134,000
  150,000 B-          Sr. Sub. Notes, Series B, 9.875% due 12/15/07                     155,625
                    Service Corp. International:
  460,000 BB-         Debentures, 7.875% due 2/1/13                                     451,950
                      Notes:
  470,000 BB-          6.875% due 10/1/07                                               479,400
  570,000 BB-          6.500% due 3/15/08                                               574,275
  460,000 BB-       Sola International Inc., Notes, 6.875% due 3/15/08                  450,800
  875,000 B+        Stewart Enterprises, Inc., Sr. Sub. Notes, 10.750% due 7/1/08       990,938
  525,000 B-        United Industries Corp., Sr. Sub. Notes, Series D,
                     9.875% due 4/1/09                                                  548,625
-----------------------------------------------------------------------------------------------
                                                                                      9,813,013
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


              15 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                            SECURITY                                 VALUE
----------------------------------------------------------------------------------------------------
Energy -- 8.0%
                    Dynegy Holdings Inc.:
                      Sr. Debentures:
1,300,000 CCC+         7.125% due 5/15/18                                           $   1,049,750
1,250,000 CCC+         7.625% due 10/15/26                                              1,000,000
1,375,000 B-          Sr. Secured Second Priority Notes, 7.700% due 7/15/08 (c)         1,450,625
                    El Paso Corp., Sr. Medium-Term Notes:
  915,000 B           7.800% due 8/1/31                                                   697,687
2,125,000 B           7.750% due 1/15/32                                                1,620,312
  525,000 BB-       GulfTerra Energy Partners, L.P., Sr. Sub. Notes, Series B,
                     8.500% due 6/1/11                                                    574,875
  760,000 BB-       Leviathan Gas Pipeline Partners L.P., Sr. Sub. Notes, Series B,
                     10.375% due 6/1/09                                                   828,400
  480,000 BB        Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11                      543,600
1,295,000 B+        Magnum Hunter Resources, Inc., Sr. Notes,
                     9.600% due 3/15/12                                                 1,450,400
  202,000 B         Nuevo Energy Co., Sr. Sub. Notes, Series B,
                     9.500% due 6/1/08                                                    212,858
   85,000 CCC+      Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04 (d)                 85,213
  309,000 Aa2*      Pennzoil-Quaker State Co., Sr. Notes, 10.000% due 11/1/08             368,546
                    Plains Exploration & Production Co., Sr. Sub. Notes:
  625,000 B           8.750% due 7/1/12                                                   684,375
  330,000 B           Series B, 8.750% due 7/1/12                                         361,350
                    Pogo Producing Co., Sr. Sub. Notes, Series B:
  130,000 BB          10.375% due 2/15/09                                                 140,400
  195,000 BB          8.250% due 4/15/11                                                  216,450
  710,000 BB        Pride International, Inc., Sr. Notes, 10.000% due 6/1/09              768,575
  320,000 BB-       SESI, LLC, Sr. Notes, 8.875% due 5/15/11                              345,600
                    Swift Energy Co., Sr. Sub. Notes:
  575,000 B           10.250% due 8/1/09                                                  629,625
  460,000 B           9.375% due 5/1/12                                                   501,400
                    Vintage Petroleum, Inc.:
  455,000 BB-         Sr. Notes, 8.250% due 5/1/12                                        500,500
                      Sr. Sub. Notes:
  515,000 B1*          9.750% due 6/30/09                                                 549,762
  125,000 B1*          7.875% due 5/15/11                                                 132,813
  750,000 Ba3*      Westport Resources Corp., Sr. Sub. Notes,
                     8.250% due 11/1/11                                                   830,625
                    The Williams Cos., Inc.:
                      Notes:
  600,000 B+           7.625% due 7/15/19                                                 591,000
1,275,000 B+           7.875% due 9/1/21                                                1,268,625
  250,000 B+           8.750% due 3/15/32                                                 262,500
1,100,000 B+          Sr. Notes, 8.625% due 6/1/10                                      1,210,000
-------------------------------------------------------------------------------------------------
                                                                                       18,875,866
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              16 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                            SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Entertainment -- 1.6%
                    AMC Entertainment Inc., Sr. Sub. Notes:
  895,000 CCC+        9.500% due 3/15/09                                           $     928,562
  470,000 CCC+        9.500% due 2/1/11                                                  496,438
  250,000 CCC+      IMAX Corp., Sr. Notes, 7.875% due 12/1/05                            253,750
                    Vivendi Universal SA, Sr. Notes:
1,575,000 BB          6.250% due 7/15/08 (c)                                           1,653,750
  450,000 BB          9.250% due 4/15/10 (c)                                             525,375
------------------------------------------------------------------------------------------------
                                                                                       3,857,875
------------------------------------------------------------------------------------------------
Environmental Services -- 1.3%
                    Allied Waste Corp.:
                      Sr. Notes, Series B:
  890,000 BB-          8.500% due 12/1/08                                                985,675
  520,000 BB-          7.875% due 1/1/09                                                 546,000
1,365,000 B+          Sr. Sub. Notes, Series B, 10.000% due 8/1/09                     1,491,262
------------------------------------------------------------------------------------------------
                                                                                       3,022,937
------------------------------------------------------------------------------------------------
Financial Services -- 1.1%
  475,000 A3*       Ford Motor Credit Co., Notes, 7.250% due 10/25/11                    483,174
1,000,000 B         JSG Funding PLC, Sr. Notes, 9.625% due 10/1/12                     1,115,000
1,075,000 B3*       Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27      1,022,594
------------------------------------------------------------------------------------------------
                                                                                       2,620,768
------------------------------------------------------------------------------------------------
Food and Beverage -- 3.0%
1,575,000 Ba3*      Constellation Brands Inc., Sr. Sub. Notes, Series B,
                     8.125% due 1/15/12                                                1,736,437
  330,000 B+        Cott Beverages Inc., Sr. Sub. Notes, 8.000% due 12/15/11             358,050
  335,000 Ba2*      Dean Foods Co., Sr. Notes, 6.900% due 10/15/17                       346,725
  975,000 B         Del Monte Corp., Sr. Sub. Notes, 8.625% due 12/15/12 (c)           1,082,250
1,000,000 B2*       Dole Foods Co., Debentures, 8.750% due 7/15/13                     1,097,500
  640,000 B-        Michael Foods, Inc., Sr. Sub. Notes, Series B,
                     11.750% due 4/1/11                                                  812,000
  265,000 CCC       Mrs. Field's Original Cookies, Inc., Sr. Sub. Notes, Series B,
                     10.125% due 12/1/04                                                 133,825
1,250,000 B-        Premier International Foods PLC, Sr. Notes,
                     12.000% due 9/1/09                                                1,384,375
------------------------------------------------------------------------------------------------
                                                                                       6,951,162
------------------------------------------------------------------------------------------------
Healthcare -- 2.8%
  175,000 B-        aaiPharma Inc., Sr. Sub. Notes, 11.000% due 4/1/10                   195,125
  700,000 B-        AmeriPath, Inc., Sr. Sub. Notes, 10.500% due 4/1/13                  742,000
1,250,000 B-        Athena Neurosciences Finance LLC, Sr. Notes,
                     7.250% due 2/21/08                                                1,118,750
  825,000 B3*       Dade Behring Inc., Sr. Sub. Notes, 11.910% due 10/3/10               944,625

                      See Notes to Financial Statements.

              17 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                           SECURITY                                VALUE
-----------------------------------------------------------------------------------------------
Healthcare -- 2.8% (continued)
  270,000 B         Extendicare Health Services, Inc., Sr. Sub. Notes,
                     9.500% due 7/1/10                                            $     298,350
1,000,000 B-        InSight Health Services Corp., Sr. Sub. Notes, Series B,
                     9.875% due 11/1/11                                               1,080,000
                    Tenet Healthcare Corp.:
  150,000 BB-         Notes, 7.375% due 2/1/13                                          146,250
                      Sr. Notes:
  225,000 BB-          5.375% due 11/15/06                                              217,125
  500,000 BB-          6.500% due 6/1/12                                                466,250
  325,000 BB-          6.875% due 11/15/31                                              287,625
  925,000 B3*       Vanguard Health Systems, Sr. Sub. Notes, 9.750% due 8/1/11          994,375
-----------------------------------------------------------------------------------------------
                                                                                      6,490,475
-----------------------------------------------------------------------------------------------
Hotels/Casinos/Gaming -- 7.1%
  260,000 B+        AKI, Inc., Sr. Notes, 10.500% due 7/1/08                            274,300
  840,000 B         Ameristar Casinos, Inc., Sr. Sub. Notes, 10.750% due 2/15/09        972,300
  800,000 B+        Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11                886,000
  580,000 B2*       Courtyard By Marriott II, Sr. Notes, Series B,
                     10.750% due 2/1/08                                                 585,075
1,000,000 B1*       Felcor Lodging, L.P., Sr. Notes, 9.500% due 9/15/08               1,080,000
1,150,000 B-        Gaylord Entertainment Co., Sr. Notes, 8.000% due 11/15/13 (c)     1,188,812
                    Hilton Hotels Corp.:
  250,000 BBB-        Notes, 7.625% due 12/1/12                                         277,813
  510,000 BBB-        Sr. Notes, 7.950% due 4/15/07                                     563,550
                    HMH Properties, Inc.:
  225,000 Ba3*        Sr. Notes, Series B, 7.875% due 8/1/08                            233,438
  596,000 Ba3*        Sr. Secured Notes, Series A, 7.875% due 8/1/05                    616,264
  225,000 B+        Horseshoe Gaming Holding Corp., Sr. Sub. Notes, Series B,
                     8.625% due 5/15/09                                                 240,469
1,020,000 Ba3*      Host Marriott, L.P., Notes, Series I, 9.500% due 1/15/07          1,134,750
                    Mandalay Resort Group:
  260,000 BB-         Sr. Sub. Debentures, 7.625% due 7/15/13                           274,300
  585,000 BB-         Sr. Sub. Notes, Series B, 10.250% due 8/1/07                      677,137
1,000,000 B2*       Meristar Hospitality Operating Partnership, L.P., Sr. Notes,
                     10.500% due 6/15/09                                              1,090,000
                    MGM MIRAGE, Sr. Sub. Notes:
  325,000 Ba2*        9.750% due 6/1/07                                                 370,094
  900,000 Ba2*        8.375% due 2/1/11                                               1,008,000
                    Park Place Entertainment Corp., Sr. Sub. Notes:
  450,000 Ba2*        8.875% due 9/15/08                                                501,188
1,400,000 Ba2*        8.125% due 5/15/11                                              1,536,500
  550,000 B         Prime Hospitality Corp., Sr. Sub. Notes, Series B,
                     8.375% due 5/1/12                                                  563,750
  425,000 BB+       Starwood Hotels & Resorts Worldwide, Inc., Notes,
                     7.875% due 5/1/12                                                  471,750

                      See Notes to Financial Statements.

              18 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                                     SMITH BARNEY HIGH INCOME PORTFOLIO
  FACE
 AMOUNT+  RATING(a)                            SECURITY                                VALUE
---------------------------------------------------------------------------------------------------
Hotels/Casinos/Gaming -- 7.1% (continued)
  665,000 B+        Station Casinos, Inc., Sr. Sub. Notes, 8.875% due 12/1/08      $     690,769
  275,000 B+        Turning Stone Casino Resort Enterprise, Sr. Notes,
                     9.125% due 12/15/10 (c)                                             299,406
  930,000 B-        Venetian Casino Resort LLC/Las Vegas Sands, Inc.,
                     Mortgage Secured Notes, 11.000% due 6/15/10                       1,077,637
------------------------------------------------------------------------------------------------
                                                                                      16,613,302
------------------------------------------------------------------------------------------------
Insurance -- 0.4%
  555,000 BB        Markel Capital Trust I, Capital Securities, Series B,
                     8.710% due 1/1/46                                                   568,518
  390,000 BB+       PXRE Capital Trust I, Capital Trust Pass-Through Securities,
                     8.850% due 2/1/27                                                   352,950
------------------------------------------------------------------------------------------------
                                                                                         921,468
------------------------------------------------------------------------------------------------
Machinery -- 0.7%
  290,000 BB-       Case Corp., Notes, 7.250% due 1/15/16                                275,500
  160,000 BB-       Case Credit Corp., Notes, 6.750% due 10/21/07                        164,410
  250,000 BB-       Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (c)              278,750
  260,000 B+        NMHG Holding Co., Sr. Notes, 10.000% due 5/15/09                     287,300
  500,000 B         Terex Corp., Sr. Sub. Notes, Series B, 10.375% due 4/1/11            566,250
------------------------------------------------------------------------------------------------
                                                                                       1,572,210
------------------------------------------------------------------------------------------------
Manufacturing -- 2.8%
  445,000 NR        Aqua-Chem, Inc., Sr. Sub. Notes, 11.250% due 7/1/08                  358,225
  260,000 Ba2*      Arvin Capital Trust I, Capital Securities, 9.500% due 2/1/27         258,700
  500,000 B-        Columbus McKinnon Corp., Sr. Secured Notes,
                     10.000% due 8/1/10 (c)                                              532,500
  685,000 B         Flowserve Corp., Sr. Sub. Notes, 12.250% due 8/15/10                 798,025
  400,000 B-        General Binding Corp., Sr. Sub. Notes, 9.375% due 6/1/08             402,000
   65,000 CCC       LDM Technologies, Inc., Sr. Sub. Notes, Series B,
                     10.750% due 1/15/07                                                  65,325
1,135,000 Ba2*      Louisiana-Pacific Corp., Sr. Sub. Notes, 10.875% due 11/15/08      1,339,300
  860,000 CCC+      Park-Ohio Industries, Inc., Sr. Sub. Notes, 9.250% due 12/1/07       839,575
                    Wesco Distribution Inc., Sr. Sub. Notes:
  600,000 B-          9.125% due 6/1/08                                                  609,000
  525,000 B-          Series B, 9.125% due 6/1/08                                        532,875
  935,000 B+        Wolverine Tube, Inc., Sr. Notes, 10.500% due 4/1/09                  902,275
------------------------------------------------------------------------------------------------
                                                                                       6,637,800
------------------------------------------------------------------------------------------------
Metals/Mining -- 0.6%
  750,000 B-        IMCO Recycling Inc., Secured Notes, 10.375% due 10/15/10 (c)         746,250
  605,000 BBB-      Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11                     722,080
------------------------------------------------------------------------------------------------
                                                                                       1,468,330
------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              19 Travelers Series Fund Inc. | 2003 Annual Report

                      SMITH BARNEY HIGH INCOME PORTFOLIO

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                            SECURITY                                 VALUE
----------------------------------------------------------------------------------------------------
Packaging/Containers -- 3.8%
                    Anchor Glass Container Corp., Sr. Secured Notes:
  700,000 B+          11.000% due 2/15/13                                           $     801,500
  250,000 B+          11.000% due 2/15/13 (c)                                             286,250
1,000,000 B-        Applied Extrusion Technologies, Inc., Sr. Notes, Series B,
                     10.750% due 7/1/11                                                   775,000
1,220,000 BB        Owens-Brockway Glass Container Inc., Sr. Secured Notes,
                     8.875% due 2/15/09                                                 1,329,800
  250,000 B+        Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05                   257,500
1,020,000 B+        Plastipak Holdings, Inc., Sr. Notes, 10.750% due 9/1/11             1,132,200
                    Pliant Corp.:
  475,000 B-          Sr. Secured Second Lien Notes, 11.125% due 9/1/09                   510,625
   80,000 B-          Sr. Sub. Notes, 13.000% due 6/1/10                                   76,800
1,000,000 B         Radnor Holdings Inc., Sr. Notes, 11.000% due 3/15/10 (c)              860,000
  560,000 BBB       Sealed Air Corp., Notes, 6.950% due 5/15/09 (c)                       619,147
1,660,000 B         Stone Container Finance Co. of Canada, Sr. Notes,
                     11.500% due 8/15/06 (c)                                            1,763,750
  495,000 B-        Tekni-Plex, Inc., Sr. Sub. Notes, Series B, 12.750% due 6/15/10       509,850
-------------------------------------------------------------------------------------------------
                                                                                        8,922,422
-------------------------------------------------------------------------------------------------
Paper/Forestry Products -- 3.3%
  825,000 BB+       Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30              853,776
1,000,000 B+        Appleton Papers Inc., Sr. Sub. Notes, Series B,
                     12.500% due 12/15/08                                               1,110,000
                    Bowater Inc.:
  550,000 BB+         Debentures, 9.500% due 10/15/12                                     599,197
1,000,000 BB+         Notes, 6.500% due 6/15/13                                           921,038
                    Buckeye Technologies Inc., Sr. Sub. Notes:
  315,000 B           9.250% due 9/15/08                                                  321,300
1,190,000 B           8.000% due 10/15/10                                               1,130,500
  845,000 B+        Millar Western Forest Products Ltd., Sr. Notes,
                     9.875% due 5/15/08                                                   887,250
  600,000 BB        Pacifica Papers Inc., Sr. Notes, 10.000% due 3/15/09                  639,000
                    Tembec Industries Inc., Sr. Notes:
  600,000 BB          8.625% due 6/30/09                                                  588,000
  650,000 BB          8.500% due 2/1/11                                                   630,500
-------------------------------------------------------------------------------------------------
                                                                                        7,680,561
-------------------------------------------------------------------------------------------------
Printing/Publishing -- 2.5%
  775,000 B         Dex Media East LLC/Dex Media East Finance Co., Notes,
                     12.125% due 11/15/12                                                 938,719
1,025,000 B         Dex Media West LLC/Dex Media West Finance Co.,
                     Sr. Sub. Notes, 9.875% due 8/15/13 (c)                             1,171,062
  330,000 B+        Garden State Newspapers, Inc., Sr. Sub. Notes, Series B,
                     8.750% due 10/1/09                                                   341,963

                      See Notes to Financial Statements.

              20 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                           SECURITY                                VALUE
-----------------------------------------------------------------------------------------------
Printing/Publishing -- 2.5% (continued)
1,139,410 B-        Hollinger Participation Trust, Sr. Notes, Payment-in-Kind,
                     12.125% due 11/15/10 (c)                                     $   1,327,413
  600,000 B         Houghton Mifflin Co., Sr. Discount Notes,
                     step bond to yield 12.176% due 10/15/13 (c)                        378,000
  530,000 BB-       Mail-Well I Corp., Sr. Notes, 9.625% due 3/15/11                    597,575
                    R.H. Donnelley Finance Corp. I, Sr. Sub. Notes:
  400,000 B+          10.875% due 12/15/12                                              479,000
  175,000 B+          10.875% due 12/15/12 (c)                                          209,563
  275,000 B2*       Vertis Inc., Sr. Secured Notes, 9.750% due 4/1/09 (c)               293,563
  211,000 B+        Yell Finance BV, Sr. Discount Notes, step bond to yield
                     12.262% due 8/1/11                                                 193,065
-----------------------------------------------------------------------------------------------
                                                                                      5,929,923
-----------------------------------------------------------------------------------------------
Retail -- 4.5%
  175,000 B+        Ahold Finance USA, Inc., Notes, 8.250% due 7/15/10                  189,438
1,418,594 BB-       Ahold Lease, USA Inc., Pass-Through Trust Certificates,
                     Series 2001-A-2, 7.820% due 1/2/20                               1,419,481
  195,000 CCC+      American Restaurant Group, Inc., Sr. Secured Notes, Series D,
                     11.500% due 11/1/06                                                137,475
  460,000 B3*       CKE Restaurants, Inc., Sr. Sub. Notes, 9.125% due 5/1/09            469,200
  175,000 B         Cole National Group, Inc., Sr. Sub. Notes, 8.625% due 8/15/07       179,813
  325,000 Caa3*     Denny's Corp., Sr. Notes, 11.250% due 1/15/08                       203,125
1,050,000 B+        Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08           1,086,750
  165,000 B-        Friendly Ice Cream Corp., Sr. Notes, 10.500% due 12/1/07            171,806
                    The Gap, Inc., Notes:
  190,000 BB+         9.900% due 12/15/05                                               213,275
  725,000 BB+         10.550% due 12/15/08                                              886,312
  345,000 B         The Great Atlantic & Pacific Tea Co. Inc., Notes,
                     7.750% due 4/15/07                                                 298,425
                    J.C. Penney Co., Inc., Notes:
  950,000 BB+         8.000% due 3/1/10                                               1,061,625
  705,000 BB+         9.000% due 8/1/12                                                 821,325
  376,000 B2*       Jo-Ann Stores, Inc., Sr. Sub. Notes, 10.375% due 5/1/07             396,680
  305,000 BB-       The Pep Boys - Manny, Moe & Jack, Medium-Term Notes,
                     Series A, 6.710% due 11/3/04                                       308,050
  220,000 B-        Petro Stopping Centers L.P., Sr. Notes, 10.500% due 2/1/07          224,950
                    Rite Aid Corp.:
1,305,000 B-          Notes, 7.125% due 1/15/07                                       1,324,575
  325,000 B-          Sr. Notes, 7.625% due 4/15/05                                     330,688
  717,000 BB        Saks Inc., Notes, 9.875% due 10/1/11                                853,230
-----------------------------------------------------------------------------------------------
                                                                                     10,576,223
-----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              21 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+     RATING(a)                            SECURITY                                VALUE
--------------------------------------------------------------------------------------------------------
Technology -- 1.1%
  765,000      B3*       Amkor Technology, Inc., Sub. Notes, 5.000% due 3/15/07 (d)     $     756,394
  995,000      Ba3*      LSI Logic Corp., Sub. Notes, 4.000% due 2/15/05 (d)                  995,000
1,755,000      B1*       Sanmina-SCI Corp., Sub. Debentures, zero coupon bond to yield
                          10.672% due 9/12/20 (d)                                             890,662
-----------------------------------------------------------------------------------------------------
                                                                                            2,642,056
-----------------------------------------------------------------------------------------------------
Telecommunications -- 12.9%
1,025,000      B2*       ACC Escrow Corp., Sr. Notes, 10.000% due 8/1/11 (c)                1,122,375
  825,000      C         AirGate PCS, Inc., Sr. Sub. Notes, step bond to yield
                          16.144% due 10/1/09                                                 561,000
1,000,000      Caa3*     Alamosa (Delaware) Inc., Sr. Notes, 13.625% due 8/15/11              965,000
  535,000      Caa3*     Alamosa Holdings, Inc., Sr. Discount Notes, step bond to yield
                          14.446% due 2/15/10                                                 419,975
1,450,000      CCC       American Tower Corp., Sr. Notes, 9.375% due 2/1/09                 1,529,750
  360,000      B3*       American Tower Inc., Sr. Sub. Discount Notes,
                          zero coupon bond to yield 14.440% due 8/1/08                        248,400
                         AT&T Corp., Sr. Notes:
  350,000      BBB         7.300% due 11/15/11                                                397,364
2,025,000      BBB         8.000% due 11/15/31                                              2,304,065
3,550,000      BBB       AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31          4,283,948
  375,000      B+        Avaya, Inc., Sr. Secured Notes, 11.125% due 4/1/09                   444,375
1,105,000/EUR/ B-        COLT Telecom Group PLC, Sr. Notes, 2.000% due 4/3/07 (c)(d)        1,327,864
                         Crown Castle International Corp.:
  640,000      B3*         Sr. Discount Notes, step bond to yield 11.583% due 5/15/11         659,200
                           Sr. Notes:
  400,000      B3*          9.375% due 8/1/11                                                 440,000
  685,000      B3*          10.750% due 8/1/11                                                772,337
                         Dobson/Sygnet Communications Co., Sr. Notes:
  250,000      B3*         10.875% due 7/1/10                                                 276,250
  400,000      B3*         8.875% due 10/1/13 (c)                                             408,000
  695,000      D         GT Group Telecom Inc., Sr. Discount Notes, step bond to yield
                          15.232% due 2/1/10 (b)                                                   70
  335,000      C*        Horizon PCS, Inc., Sr. Discount Notes, step bond to yield
                          15.526% due 10/1/10 (b)                                              60,300
1,475,000      B-        Lucent Technologies, Inc., Debentures, 6.450% due 3/15/29          1,146,812
  625,000      B3*       MetroPcs Inc., Sr. Notes, 10.750% due 10/1/11 (c)                    621,875
                         Nextel Communications, Inc.:
1,551,000      B+          Sr. Discount Notes, 9.950% due 2/15/08                           1,636,305
                           Sr. Notes:
  600,000      B+           9.375% due 11/15/09                                               657,000
  225,000      B+           7.375% due 8/1/15                                                 235,125
  545,000      CCC+      Nextel Partners, Inc., Sr. Notes, 12.500% due 11/15/09               634,925
  750,000      B         Nortel Networks Corp., Notes, 6.875% due 9/1/23                      714,375
  305,000      B         Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26            306,525

                      See Notes to Financial Statements.

              22 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                         SECURITY                             VALUE
---------------------------------------------------------------------------------------------
Telecommunications -- 12.9% (continued)
                    Qwest Corp.:
  725,000 Ba3*        Debentures, 6.875% due 9/15/33                         $     650,687
1,420,000 Ba3*        Notes, 8.875% due 3/15/12 (c)                              1,611,700
                    Qwest Services Corp.:
                      Notes:
   25,000 CCC+         13.500% due 12/15/10 (c)                                     29,313
  596,000 CCC+         14.000% due 12/15/14 (c)                                    730,100
  850,000 CCC+        Sr. Notes, Series B, 7.500% due 11/1/08                      828,750
                    SBA Communications Corp.:
  800,000 CC          Sr. Discount Notes, 12.000% due 3/1/08                       852,000
  400,000 CC          Sr. Notes, 10.250% due 2/1/09                                360,000
  850,000 B3*       SpectraSite Inc., Sr. Notes, 8.250% due 5/15/10 (c)            905,250
                    Sprint Capital Corp.:
1,350,000 BBB-        Notes, 8.750% due 3/15/32                                  1,540,748
  775,000 BBB-        Sr. Notes, 6.875% due 11/15/28                               731,850
------------------------------------------------------------------------------------------
                                                                                30,413,613
------------------------------------------------------------------------------------------
Textiles/Footwear -- 1.1%
                    Levi Strauss & Co.:
1,065,000 B           Notes, 7.000% due 11/1/06                                    836,025
                      Sr. Notes:
  750,000 B            11.625% due 1/15/08                                         648,750
  145,000 B            12.250% due 12/15/12                                        121,075
  535,000 B-        Tropical Sportswear International Corp., Sr. Sub. Notes,
                     Series A, 11.000% due 6/15/08                                 508,250
  450,000 B         The William Carter Co., Sr. Sub. Notes, Series B,
                     10.875% due 8/15/11                                           511,875
------------------------------------------------------------------------------------------
                                                                                 2,625,975
------------------------------------------------------------------------------------------
Tobacco -- 0.3%
  609,000 BB+       Standard Commercial Tobacco Corp., Inc., Sr. Notes,
                     8.875% due 8/1/05                                             623,464
------------------------------------------------------------------------------------------
Transportation -- 0.7%
  425,000 B+        General Maritime Corp., Sr. Notes, 10.000% due 3/15/13         477,062
  750,000 B         Iron Mountain, Inc., Sr. Sub. Notes, 8.625% due 4/1/13         823,125
  360,000 Baa2*     Windsor Petroleum Transport Corp., Notes,
                     7.840% due 1/15/21 (c)                                        330,750
------------------------------------------------------------------------------------------
                                                                                 1,630,937
------------------------------------------------------------------------------------------
Utilities -- 6.4%
                    The AES Corp.:
1,295,000 B-          Sr. Notes, 9.500% due 6/1/09                               1,385,650
                      Sr. Sub. Exchange Notes:
   50,000 B-           8.500% due 8/1/07                                            49,875
  175,000 B-           8.500% due 11/1/07                                          174,563

                      See Notes to Financial Statements.

              23 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                            SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Utilities -- 6.4% (continued)
  180,000 BB+       Avista Corp., Sr. Notes, 9.750% due 6/1/08                     $     213,300
                    Avon Energy Partners Holdings:
1,300,000 CC          Notes, 6.460% due 3/4/08 (c)                                     1,105,000
  750,000 CC          Sr. Notes, 7.050% due 12/11/07 (c)                                 637,500
3,345,000 CCC+      Calpine Canada Energy Finance PLC, Sr. Notes,
                     8.500% due 5/1/08                                                 2,475,300
                    Calpine Corp.:
  635,000 CCC+        Sr. Notes, 8.625% due 8/15/10                                      455,613
  450,000 B           Sr. Secured Second Priority Notes, 8.500% due 7/15/10 (c)          414,000
  330,000 B+        CMS Energy Corp., Sr. Notes, 7.625% due 11/15/04                     338,250
                    Edison Mission Energy, Sr. Notes:
  640,000 B           10.000% due 8/15/08                                                598,400
  325,000 B           7.730% due 6/15/09                                                 279,500
1,625,000 B           9.875% due 4/15/11                                               1,503,125
                    Mirant Americas Generation, Inc., Sr. Notes:
  475,000 D           7.625% due 5/1/06 (b)                                              396,625
  900,000 D           9.125% due 5/1/31 (b)                                              749,250
1,165,000 B2*       Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10          1,345,575
                    Reliant Resources Inc., Sr. Secured Notes:
  800,000 B1*         9.250% due 7/15/10 (c)                                             720,000
1,650,000 B1*         9.500% due 7/15/13 (c)                                           1,476,750
  690,000 BBB-      Thomas & Betts Corp., Notes, 6.625% due 5/7/08                       702,075
------------------------------------------------------------------------------------------------
                                                                                      15,020,351
------------------------------------------------------------------------------------------------
                    TOTAL CORPORATE BONDS AND NOTES
                    (Cost -- $206,314,467)                                           219,988,613
------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 0.6%
1,402,534 CC        Airplanes Pass-Through Trust, Series 1, Class D,
                     10.875% due 3/15/12                                                  42,076
  200,291 BB        Continental Airlines, Inc., Series 00-2, Class C,
                     8.312% due 4/2/11                                                   168,045
                    First Consumer Master Trust:
  591,619 Ba1*        Series 99-A, Class A, 5.800% due 12/15/05 (c)                      571,713
  626,817 Ba1*        Series 01-A, Class A, 1.430% due 9/15/08                           567,173
  437,290 CCC       United Airlines, Inc., Series 00-1, Class B, 8.030% due 7/1/11        57,268
------------------------------------------------------------------------------------------------
                    TOTAL ASSET-BACKED SECURITIES
                    (Cost -- $3,296,516)                                               1,406,275
------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              24 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SMITH BARNEY HIGH INCOME PORTFOLIO


 SHARES                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------
COMMON STOCK (e) -- 0.1%
Food and Beverage -- 0.0%
23,465   Aurora Foods Inc.                                                $         657
---------------------------------------------------------------------------------------
Telecommunications -- 0.1%
18,795   Cincinnati Bell Inc.                                                    96,042
10,330   Crown Castle International Corp.                                       130,778
   870   McLeodUSA, Inc., Class A Shares                                          1,027
---------------------------------------------------------------------------------------
                                                                                227,847
---------------------------------------------------------------------------------------
         TOTAL COMMON STOCK
         (Cost -- $255,950)                                                     228,504
---------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.8%
Aerospace/Defense -- 0.0%
   600   Northrop Grumman Corp., 7.250% due 11/16/04 (d)(f)                      60,540
---------------------------------------------------------------------------------------
Telecommunications -- 0.8%
 7,000   Crown Castle International Corp., 6.250% (d)                           298,375
         CSC Holdings Inc., Cumulative Exchangeable:
12,000     Series H, 11.750% due 10/1/07                                      1,257,000
 1,500     Series M, 11.125% due 4/1/08                                         157,500
   318   Dobson Communications Corp., Payment-in-Kind,
          13.000% Sr. Exchangeable                                               34,062
 1,500   Motorola, Inc., 7.000% (d)(f)                                           63,435
---------------------------------------------------------------------------------------
                                                                              1,810,372
---------------------------------------------------------------------------------------
         TOTAL PREFERRED STOCK
         (Cost -- $1,620,206)                                                 1,870,912
---------------------------------------------------------------------------------------

WARRANTS                             SECURITY                                 VALUE
---------------------------------------------------------------------------------------
WARRANTS (e) -- 0.0%
Commercial Printing Forms -- 0.0%
   435   Merrill Corp., Expire 5/1/09                                                 0
---------------------------------------------------------------------------------------
Packaging/Containers -- 0.0%
    80   Pliant Corp., Expire 6/1/10 (c)                                             14
---------------------------------------------------------------------------------------
Internet Software/Services -- 0.0%
   430   Cybernet Internet Services International Inc., Expire 7/1/09 (c)             1
 1,545   WAM!NET Inc., Expire 3/1/05 (c)                                             15
---------------------------------------------------------------------------------------
                                                                                     16
---------------------------------------------------------------------------------------
Telecommunications -- 0.0%
   360   American Tower Corp., Expire 8/1/08 (c)                                 50,580
   695   GT Group Telecom Inc., Expire 2/1/10 (c)                                   608
   350   Horizon PCS Inc., Expire 10/1/10 (c)                                         0

                      See Notes to Financial Statements.

              25 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      SMITH BARNEY HIGH INCOME PORTFOLIO


 WARRANTS                               SECURITY                                VALUE
-----------------------------------------------------------------------------------------
Telecommunications -- 0.0% (continued)
        925 Iridium World Communications Inc., Expire 7/15/05 (c)            $          9
        375 IWO Holdings Inc., Expire 1/15/11 (c)                                       4
        700 RSL Communications Ltd., Expire 11/15/06 (c)                               98
-----------------------------------------------------------------------------------------
                                                                                   51,299
-----------------------------------------------------------------------------------------
            TOTAL WARRANTS
            (Cost -- $326,484)                                                     51,329
-----------------------------------------------------------------------------------------
   FACE
  AMOUNT                                SECURITY                                VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.9%
$11,637,000 Merrill Lynch & Co., Inc., 0.990% due 11/3/03; Proceeds at
             maturity -- $11,637,980; (Fully collateralized by U.S. Treasury
             Notes and Bonds, 0.000% to 3.625% due 7/15/12 to 4/15/28;
             Market value -- $11,857,720) (Cost -- $11,637,000)                11,637,000
-----------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%
            (Cost -- $223,450,623**)                                         $235,182,633
-----------------------------------------------------------------------------------------

+ Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Services, except those indicated by an asterisk (*), are rated by Moody's Investors Service.
(b) Security is currently in default.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Convertible bonds exchangeable for shares of common stock.
(e) Non-income producing security.
(f) Security is issued as an equity unit, with each unit consisting of a contract to buy common stock and senior notes.
** Aggregate cost for Federal income tax purposes is $224,104,314.

  Abbreviations used in this schedule:
  ADR -- American Depositary Receipt
  EUR -- Euro
  GBP -- British Pound

  See pages 54 and 55 for definitions of ratings.

                      See Notes to Financial Statements.

              26 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                               PIONEER STRATEGIC INCOME PORTFOLIO
   FACE
  AMOUNT                                        SECURITY                               VALUE
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 8.8%
U.S. Treasury Obligations -- 3.1%
$ 1,533,285           U.S. Treasury Inflation-Indexed Bonds, 3.000% due 7/15/12 (a) $  1,678,409
  1,500,000           U.S. Treasury Notes, 3.625% due 5/15/13                          1,436,661
------------------------------------------------------------------------------------------------
                                                                                       3,115,070
------------------------------------------------------------------------------------------------
U.S. Government Agencies -- 5.7%
     22,385           Federal National Mortgage Association (FNMA),
                       7.500% due 1/1/30 - 10/1/30                                        23,865
                      Government National Mortgage Association (GNMA):
    419,070             6.500% due 10/15/32                                              438,931
  1,807,127             6.000% due 2/15/24 - 5/15/33                                   1,867,884
      1,001             5.000% due 8/15/33                                                   947
  3,200,000             6.000% due 11/15/33 (b)                                        3,302,000
------------------------------------------------------------------------------------------------
                                                                                       5,633,627
------------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT SECTOR
                      (Cost -- $8,743,049)                                             8,748,697
------------------------------------------------------------------------------------------------
   FACE
  AMOUNT+   RATING(c)                           SECURITY                               VALUE
------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.8%
      4,198   Baa2*   Arc Net Interest Margin Trust, Series 2002-1, Class A,
                       7.750% due 1/27/32 (d)                                              4,114
     70,000   BB+     CS First Boston Mortgage Securities Corp., Series 2002-CKN2,
                       Class H, 6.122% due 4/15/37 (d)                                    62,946
                      Federal Home Loan Mortgage Corp. (FHLMC):
                       Interest-Only Strips:
  1,014,110   AAA        Series 216, Class IO, 6.000% due 1/1/32                         182,167
    127,825   AAA        Series 2448, Class SE, 6.980% due 7/15/29 (e)                     2,015
    536,900   AAA        Series 2448, Class SM, 6.880% due 3/15/32 (e)                    64,502
     89,531   AAA        Series 2478, Class SY, 7.030% due 3/15/21 (e)                     5,376
    256,700   AAA        Series 2515, Class IG, 5.500% due 3/15/32                        47,559
    525,126   AAA        Series 2579, Class GS, 6.530% due 1/15/17 (e)                    58,600
                        Principal-Only Strips:
    155,542   AAA        Series 215, Class PO, zero coupon due 6/1/31                    140,138
     98,547   AAA        Series 2235, Class PO, zero coupon due 6/15/30                   85,104
                      Federal National Mortgage Association (FNMA):
                       Interest-Only Strips:
    356,446   AAA        Series 318, Class 2, 6.000% due 1/1/32                           64,787
    226,032   AAA        Series 322, Class 2, 6.000% due 4/1/32                           41,530
    996,778   AAA        Series 329, Class 2, 5.500% due 1/1/33                          237,680
    261,383   AAA        Series 332, Class 2, 6.000% due 2/1/33                           55,697
    127,214   AAA        Series 2001-74, Class MI, 6.000% due 12/25/15                     9,196

                      See Notes to Financial Statements.

              27 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                               PIONEER STRATEGIC INCOME PORTFOLIO
  FACE
 AMOUNT+   RATING(c)                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.8% (continued)
   656,229    AAA       Series 2002-9, Class MS, 6.980% due 3/25/32 (e)             $     60,940
   114,555    AAA       Series 2002-29, Class SL, 6.930% due 7/25/29 (e)                   2,375
   279,071    AAA       Series 2002-52, Class SL, 6.880% due 9/25/32 (e)                  24,977
   300,559    AAA       Series 2002-63, Class SN, 6.880% due 10/25/32 (e)                 29,001
 1,001,785    AAA       Series 2003-23, Class AI, 5.000% due 3/25/17                     128,441
   163,841    AAA       Series 2003-23, Class SC, 6.430% due 4/25/33 (e)                   6,240
   352,969    AAA       Series 2003-26, Class IG, 6.000% due 4/25/33                      66,718
 1,748,504    AAA       Series 2003-34, Class ES, 5.880% due 2/25/33 (e)                 182,570
   712,553    AAA       Series 2003-34, Class SG, 5.880% due 2/25/33 (e)                  75,975
 2,043,518    AAA       Series 2003-34, Class SP, 5.980% due 1/25/32 (e)                 209,671
   788,300    AAA       Series 2003-49, Class TS, 6.580% due 3/25/18 (e)                 113,960
                       Pass-Through Certificates:
    93,064    AAA       Series 2002-14, Class A2, 7.500% due 1/25/42                     101,963
   797,439    AAA       Series 2003-W3, Class 1A3, 7.500% due 8/25/42                    873,694
                       Principal-Only Strips:
    15,588    AAA       Series 1996-5, Class PB, zero coupon due 4/25/24                  15,576
    58,515    AAA       Series 1999-51, Class N, zero coupon due 9/17/29                  53,565
    34,294    AAA       Series 2002-97, Class PO, zero coupon due 1/25/33                 34,248
                     Federal National Mortgage Association (FNMA) Grantor Trust,
                       Pass-Through Certificates:
    90,356    AAA       Series 1999-T2, Class A1, 7.500% due 1/19/39                      98,996
    48,693    AAA       Series 2000-T6, Class A1, 7.500% due 6/25/30                      53,349
   226,638    AAA       Series 2001-T1, Class A1, 7.500% due 10/25/40                    248,310
    74,995    AAA       Series 2001-T3, Class A1, 7.500% due 11/25/40                     82,166
   223,612    AAA       Series 2001-T4, Class A1, 7.500% due 7/25/41                     244,995
   510,696    AAA       Series 2001-T7, Class A1, 7.500% due 2/25/41                     559,532
    13,984    AAA       Series 2001-T10, Class A1, 7.000% due 12/25/41                    15,015
   132,439    AAA       Series 2001-T10, Class A2, 7.500% due 12/25/41                   145,103
     1,189    AAA       Series 2002-T1, Class A2, 7.000% due 11/25/31                      1,276
                     Government National Mortgage Association (GNMA),
                      Interest-Only Strip:
   393,295    AAA       Series 2001-43, Class SJ, 6.480% due 1/20/29 (e)                  14,998
   213,679    AAA       Series 2002-29, Class SX, 6.930% due 4/16/29 (e)                   4,976
                     iStar Asset Receivables Trust:
    40,000    AAA      Series 2003-1A, Class A2, 1.470% due 8/28/22 (d)(e)                40,024
    35,000    A+       Series 2003-1A, Class E, 2.170% due 8/28/22 (d)(e)                 35,021
    30,000    A        Series 2003-1A, Class F, 2.220% due 8/28/22 (d)(e)                 30,018
    39,793    AAA    Rural Housing Trust, Series 1987-1, Class D, 6.330% due 4/1/26       40,030

                      See Notes to Financial Statements.

              28 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                             PIONEER STRATEGIC INCOME PORTFOLIO
  FACE
 AMOUNT+      RATING(c)                          SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.8% (continued)
    26,015      BBB-    Sasco ARC Net Interest Margin Notes, Series 2002-BC10,
                         Class A, 7.750% due 1/27/33 (d)                             $     25,235
    47,565      BB+**   Sasco Net Interest Margin Trust, Series 2003-BC1, Class B,
                         zero coupon due 5/27/33 (d)                                       30,918
---------------------------------------------------------------------------------------------
                        TOTAL COLLATERALIZED MORTGAGE
                        OBLIGATIONS (Cost -- $5,202,927)                                4,711,287
---------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 8.4%
                        Ameriquest Mortgage Securities Inc.:
    59,000      BBB-      Series 2002-4, Class M4, 4.870% due 2/25/33 (e)                  59,910
    61,000      BBB-      Series 2003-1, Class M4, 4.200% due 2/25/33 (e)                  60,294
    61,000      BBB-      Series 2003-2, Class M4, 4.200% due 3/25/33 (e)                  60,233
    25,000      BBB       Series 2003-AR3, Class M5, 4.870% due 10/25/33 (e)               25,676
   136,367      BBB-    AQ Finance NIM Trust, Series 2003-N2A, Class Note,
                         9.300% due 3/25/33 (d)(f)                                        136,366
    42,010      Baa3*   Arc Net Interest Margin Trust, Series 2002-8A, Class A1,
                         7.750% due 11/27/32 (d)                                           40,749
                        Asset Backed Funding Corp.:
                          Mortgage Loan Asset Backed Certificates, Series 2003-WF1:
    66,000      BBB        Class M3, 4.170% due 12/25/32 (e)                               65,121
    25,000      BBB-       Class M4, 4.370% due 12/25/32 (e)                               23,732
     7,472      BB+       NIM Trust, Series 2002-WFI, Class Note,
                           9.320% due 12/26/32 (d)                                          7,481
                        Asset Backed Securities Corp., Home Equity Loan Trust:
    56,000      BBB-      Series 2003-HE1, Class M4, 5.620% due 1/15/33 (e)                49,730
   123,000      BBB       Series 2003-HE2, Class M4, 4.970% due 4/15/33 (e)               122,383
 2,593,000      BBB-      Series 2003-HE3, Class M5, 5.120% due 6/15/33 (e)             2,314,881
   334,000      BBB     Bank One Issuance Trust, Series 2002-C1, Class C1,
                         2.080% due 12/15/09 (e)                                          336,588
                        Bayview Financial Acquisition Trust:
   136,448      A         Series 2001-DA, Class M3, 2.520% due 11/25/31 (d)(e)            134,955
   187,499      AAA       Series 2002-CA, Class AIO, 5.700% due 10/25/04 (d)(e)             8,086
    50,000      BBB-    CDC Mortgage Capital Trust, Series 2003-HE2, Class B3,
                         4.870% due 10/25/33                                               41,060
                        Chase Funding Net Interest Margin Trust:
     3,024      BBB+      Series 2002-2, Class Note, 8.500% due 7/27/35 (d)                 3,017
    20,398      BBB       Series 2003-1A, Class Note, 8.750% due 3/27/36 (d)               20,373
                        Conseco Finance Securitizations Corp.:
    39,000      Aa3*      Series 2000-2, Class A4, 8.480% due 12/1/30                      41,216
   220,000      A2*       Series 2000-6, Class M2, 8.200% due 9/1/32                       50,738
     5,000      Aaa*      Series 2001-3, Class A4, 6.910% due 5/1/33                        4,424
     4,000      Aaa*      Series 2001-4, Class A4, 7.360% due 9/1/33                        3,769

                      See Notes to Financial Statements.

              29 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                              PIONEER STRATEGIC INCOME PORTFOLIO
  FACE
 AMOUNT+   RATING(c)                           SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 8.4% (continued)
   196,000  Baa2*      Series 2001-4, Class B1, 9.400% due 9/1/33                  $     55,003
   531,651  Aaa*       Series 2002-1, Class A, 6.681% due 12/1/32                       541,741
   250,000  Baa2*    Consumer Credit Reference Index Securities Program,
                      Series 2002-1A, Class A, 3.140% due 3/22/07 (d)(e)                249,290
   188,000  BBB-     Green Tree Financial Corp., Series 1999-5, Class A5,
                      7.860% due 3/1/30                                                 160,298
    45,177  Ba3*     Green Tree Home Improvement Loan Trust, Series 1995-F,
                       Class B2, 7.100% due 1/15/21                                      43,300
   384,961  A-       Greenpoint Manufactured Housing, Series 2000-3, Class IA,
                      8.450% due 6/20/31                                                379,684
                     GSAMP Trust:
    15,587  BBB-       Series 2002-HE2N, Class Note, 8.250% due 10/20/32 (d)             15,616
    50,000  Baa3*      Series 2003-FM1, Class B3, 5.620% due 3/20/33 (e)                 44,563
                     Home Equity Asset Trust:
    15,145  BBB+       Series 2002-1N, Class A, 8.000% due 12/25/32 (d)                  14,955
    97,141  BBB**      Series 2002-5N, Class A, 8.000% due 6/27/33 (d)                   95,198
   215,000  BBB-     LNR CDO Ltd., Series 2002-1A, Class FFL,
                      3.870% due 7/24/37 (d)(e)                                         198,897
   250,000  BBB      Madison Avenue Manufactured Housing Contract Trust,
                      Series 2002-A, Class B1, 4.370% due 3/25/32 (e)                   150,156
    50,000  BBB-     MASTR Asset Backed Securities Trust, Series 2003-OPT1,
                      Class MV5, 4.620% due 12/25/32 (e)                                 49,017
   104,000  BBB-     Merrill Lynch Mortgage Investors, Inc., Series 2003-WMC1,
                      Class B2, 4.120% due 11/25/33 (e)                                  91,989
   106,031  BBB      Mid-State Trust, Series 10, Class B, 7.540% due 2/15/36             95,883
    54,000  BBB-     Morgan Stanley ABS Capital I Inc., Series 2002-NC6, Class B2,
                      4.870% due 11/25/32 (e)                                            47,480
                     Morgan Stanley Dean Witter Capital I Inc.:
    54,000  BBB-       Series 2001-AM1, Class B1, 3.320% due 2/25/32 (e)                 53,009
     3,090  BB         Series 2001-AM1N, Class Note, 12.750% due 2/25/32                  3,090
   134,000  BBB-       Series 2001-NC3, Class B1, 3.570% due 10/25/31 (e)               126,665
   316,000  BBB-       Series 2001-NC4, Class B1, 3.620% due 1/25/32 (e)                291,670
    32,057  BBB-**     Series 2001-NC4N, Class Note, 8.500% due 1/25/32                  32,057
   115,000  BBB-       Series 2002-AM2, Class B1, 3.370% due 5/25/32 (e)                105,246
    58,000  BBB-       Series 2002-AM3, Class B2, 4.870% due 2/25/33 (e)                 58,690
    59,000  BBB-       Series 2002-NC5, Class B2, 4.370% due 10/25/32 (e)                58,812
    59,000  BBB-       Series 2003-NC2, Class B2, 4.870% due 2/25/33 (e)                 58,100
    58,000  BBB-       Series 2003-NC3, Class B3, 4.870% due 3/25/33 (e)                 55,975
     9,565  A1*      NovaStar Capital Securities Trust, Series 2002-C1, Class A,
                      7.150% due 9/25/31 (d)                                              9,565
                     Option One Mortgage Securities Corp.:
    25,411  BBB        Series 2002-1, Class CTFS, 6.750% due 2/26/32 (d)                 24,903
    22,480  BBB-       Series 2002-2A, Class CFTS, 8.830% due 6/26/32 (d)                22,508
    61,399  BBB+       Series 2003-2B, Class N1, 7.630% due 4/26/33 (d)                  61,446

                      See Notes to Financial Statements.

              30 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                                PIONEER STRATEGIC INCOME PORTFOLIO
  FACE
 AMOUNT+   RATING(c)                             SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 8.4% (continued)
   151,240   Baa2*   Pass-Through Amortizing Credit Card Trust, Series 2002-1A,
                      Class A4FL, 6.620% due 6/18/12 (d)(e)                           $    150,855
   974,545   Baa2*   PF Export Receivables Master Trust, Notes, Series A,
                      6.436% due 6/1/15 (d)                                                961,618
   122,918   Baa3*   Sail Net Interest Margin Notes, Series 2003-BC1A, Class A,
                      7.750% due 1/27/33 (d)                                               120,460
                     Structured Asset Investment Loan Trust:
   146,000   BBB+      Series 2003-BC1, Class M3, 4.120% due 1/25/33 (e)                   143,203
 1,702,000   AAA       Series 2003-BC2, Class AIO, 6.000% due 3/25/05                      101,629
   100,000   BB      TIAA Commercial Real Estate Securitization, Series 2002-1A,
                      Class IV, 6.840% due 5/22/37 (d)                                      65,000
--------------------------------------------------------------------------------------------------
                     TOTAL ASSET-BACKED SECURITIES
                     (Cost -- $8,702,808)                                                8,348,353
--------------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 0.5%
Transportation -- 0.5%
   500,000           Minneapolis & St. Paul Metropolitan Airports Commission,
                      Special Facilities Revenue, Northwest Airlines Project,
                      Series A, 7.000% due 4/1/25 (Cost -- $426,552)                       455,265
--------------------------------------------------------------------------------------------------
HIGH-YIELD SECTOR -- 55.3%
--------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 52.9%
Aerospace/Defense -- 1.5%
    22,000   B-      BE Aerospace Inc., Sr. Sub. Notes, Series B, 8.875% due 5/1/11         19,910
   290,000   Caa1*   Decrane Aircraft Holdings Inc., Sr. Sub. Notes, Series B,
                      12.000% due 9/30/08                                                  146,450
   425,000   B       DRS Technologies Inc., Sr. Sub. Notes, 6.875% due 11/1/13 (d)         429,250
   620,000   CCC+    Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09 (a)                  649,450
                     K & F Industries, Inc., Sr. Sub. Notes, Series B:
    35,000   B         9.250% due 10/15/07                                                  36,400
    55,000   B         9.625% due 12/15/10                                                  61,875
   100,000   BB-     L-3 Communications Corp., Sr. Sub. Notes, Series B,
                      8.000% due 8/1/08                                                    104,250
    50,000   B       Titan Corp., 8.000% due 5/15/11 (d)                                    57,750
--------------------------------------------------------------------------------------------------
                                                                                         1,505,335
--------------------------------------------------------------------------------------------------
Airlines -- 0.9%
                     AMR Corp., Debentures:
   160,000   CCC       9.000% due 8/1/12 (a)                                               133,200
   400,000   CCC       9.800% due 10/1/21 (f)                                              301,000
   180,000   CCC+    Calair LLC/Calair Capital Corp., Sr. Notes, 8.125% due 4/1/08         156,150
    60,000   B       Continental Airlines, Inc., Pass-Through Certificates, Series D,
                      7.568% due 12/1/06                                                    48,612

                      See Notes to Financial Statements.

              31 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                                  PIONEER STRATEGIC INCOME PORTFOLIO
     FACE
    AMOUNT+     RATING(c)                            SECURITY                                VALUE
------------------------------------------------------------------------------------------------------
Airlines -- 0.9% (continued)
                          Northwest Airlines Inc., Notes:
   120,000        B-        7.625% due 3/15/05 (a)                                        $    114,600
   145,000        B-        9.875% due 3/15/07 (a)                                             130,138
   109,000        Ca*     United Airlines, Inc., Debentures, 9.125% due 1/15/12 (g)             14,851
    37,802        Ca*     US Airways, Inc., Pass-Through Certificates, Series 93-A3,
                           10.375% due 3/1/13 (g)                                                9,451
------------------------------------------------------------------------------------------------------
                                                                                               908,002
------------------------------------------------------------------------------------------------------
Automotive -- 0.7%
    90,000        B       Asbury Automotive Group, Notes, 9.000% due 6/15/12                    94,050
    15,000/EUR/   BB      Dana Corp., Notes, 9.000% due 8/15/11                                 18,983
   102,000        B       Dura Operating Corp., Sr. Sub. Notes, Series D,
                           9.000% due 5/1/09 (a)                                                93,840
    45,000/EUR/   BBB-    Lear Corp., Sr. Notes, 8.125% due 4/1/08                              58,517
   164,000        CCC+    Motors and Gears, Inc., Sr. Notes, Series D,
                           10.750% due 11/15/06                                                135,300
                          Navistar International Inc.:
   132,000        BB-       Sr. Notes, Series B, 9.375% due 6/1/06                             145,200
    25,000        B         Sr. Sub. Notes, Series B, 8.000% due 2/1/08                         25,563
    96,000        B       Williams Scotsman Inc., Sr. Notes, 9.875% due 6/1/07                  97,920
------------------------------------------------------------------------------------------------------
                                                                                               669,373
------------------------------------------------------------------------------------------------------
Broadcasting -- 1.2%
   200,000        B       Affinity Group Holding Inc., Sr. Notes, 11.000% due 4/1/07 (f)       208,250
                          Emmis Communications Corp.:
    27,000        B-        Sr. Discount Notes, step bond to yield
                             12.501% due 3/15/11 (a)                                            24,907
    35,000        B2*       Sr. Sub. Notes, Series B, 8.125% due 3/15/09 (a)                    36,794
    65,000        B2*     Gray Television Inc., Sr. Sub. Notes, 9.250% due 12/15/11             72,312
   500,000        BBB-    Grupo Televisa, S.A., Sr. Notes, 8.500% due 3/11/32                  527,500
    40,000        B+      LIN Television Corp., Sr. Notes, 8.000% due 1/15/08                   43,100
    20,000        Ca*     Pegasus Communications Corp., Sr. Notes, Series B,
                           9.750% due 12/1/06 (a)                                               16,700
   205,000        CCC+    Young Broadcasting Inc., Sr. Sub. Notes,
                           10.000% due 3/1/11 (a)                                              219,350
------------------------------------------------------------------------------------------------------
                                                                                             1,148,913
------------------------------------------------------------------------------------------------------
Building/Construction -- 2.0%
 8,100,000/NOK/   NR      Aker Kvaerner ASA, Notes, zero coupon due 10/30/11                   643,157
    56,000        B-      Atrium Cos., Inc., Sr. Sub. Notes, Series B, 10.500% due 5/1/09       59,780
    85,000        BB      Beazer Homes USA, Inc., Sr. Notes, 8.625% due 5/15/11                 93,075
    56,000        B-      Brand Services Inc., Sr. Notes, 12.000% due 10/15/12                  62,720
    60,000        B       Building Materials Corp. of America, Sr. Notes,
                           8.000% due 12/1/08                                                   58,800
    75,000        B+      Dayton Superior Corp., Secured Notes, 10.750% due 9/15/08 (d)         78,562
    30,000        BB+     Del Webb Corp., Sr. Sub. Debentures, 10.250% due 2/15/10              32,288

                      See Notes to Financial Statements.

              32 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                                 PIONEER STRATEGIC INCOME PORTFOLIO
     FACE
    AMOUNT+     RATING(c)                            SECURITY                               VALUE
-----------------------------------------------------------------------------------------------------
Building/Construction -- 2.0% (continued)
                          K. Hovnanian Enterprises, Inc.:
   100,000        BB        Sr. Notes, 8.000% due 4/1/12                                 $    109,000
    30,000        Ba3*      Sr. Sub. Notes, 7.750% due 5/15/13 (d)                             31,650
                          KB Home, Sr. Sub. Notes:
    10,000        BB-       7.750% due 2/1/10                                                  10,600
   160,000        BB-       9.500% due 2/15/11                                                178,400
                          Manitowoc Co., Inc., Sr. Sub. Notes:
    15,000/EUR/   B         10.375% due 5/15/11                                                18,809
    50,000        B         10.500% due 8/1/12                                                 57,000
                          Nortek Inc., Sr. Notes, Series B:
    30,000        B+        9.125% due 9/1/07                                                  31,200
    70,000        B+        8.875% due 8/1/08                                                  73,325
                          Owens Corning:
    11,000        NR        Bonds, 7.500% due 8/1/18 (g)                                        4,785
   137,000        NR        Notes, 7.500% due 5/1/05 (g)                                       59,595
    66,000        Ba2*    Schuler Homes Inc., Notes, 10.500% due 7/15/11 (a)                   75,653
                          Technical Olympic USA, Inc.:
    20,000        Ba3*      Sr. Notes, 9.000% due 7/1/10                                       21,425
    20,000        B2*       Sr. Sub. Notes, 10.375% due 7/1/12                                 22,000
                          Terex Corp., Sr. Sub. Notes:
    96,000        B         8.875% due 4/1/08                                                 100,560
    47,000        B         Series B, 10.375% due 4/1/11 (a)                                   53,228
    60,000        Ba3*    WCI Communities, Inc., Sr. Sub. Notes, 9.125% due 5/1/12             66,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,941,612
-----------------------------------------------------------------------------------------------------
Business Services -- 2.9%
 1,000,000        B1*     Corrections Corp. of America, Sr. Notes, 7.500% due 5/1/11 (d)    1,050,000
                          JSG Funding PLC:
   120,000/EUR/   B         Sr. Notes, 10.125% due 10/1/12                                    153,955
    48,876        B         Sub. Notes, 15.500% due 10/1/13 (d)(h)                             56,452
    80,000        Ba3*    Lamar Media Corp., Sr. Sub. Notes, 7.250% due 1/1/13                 84,600
   750,000        BBB-    Odyssey Re Holdings Corp., Notes, 7.650% due 11/1/13                743,558
   120,000        D       Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                           11.000% due 11/1/06 (g)                                              1,200
                          R.H. Donnelley Financial Corp.:
    77,000        B+        Sr. Notes, 8.875% due 12/15/10 (d)                                 86,721
   159,000        B+        Sr. Sub. Notes, 10.875% due 12/15/12 (d)                          190,403
    20,000        B+      Universal Compression, Inc., Sr. Notes, 7.250% due 5/15/10           20,900
    30,000        B+      Xerox Capital (Europe) PLC, Notes, 5.875% due 5/15/04 (a)            30,450
                          Xerox Corp., Sr. Notes:
   100,000        B+        9.750% due 1/15/09                                                113,750
    35,000/EUR/   B+        9.750% due 1/15/09                                                 45,818
   245,000        B+        7.125% due 6/15/10                                                251,125
    30,000        B+      Xerox Credit Corp., Notes, 6.100% due 12/16/03                       30,528
-----------------------------------------------------------------------------------------------------
                                                                                            2,859,460
-----------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              33 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                                 PIONEER STRATEGIC INCOME PORTFOLIO
     FACE
    AMOUNT+     RATING(c)                           SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
Cable -- 0.4%
    60,000        NR      Adelphia Communications Corp., Notes, Series B,
                           9.875% due 3/1/05 (g)                                        $     48,900
    47,000        BB-     CSC Holdings Inc., Sr. Notes, 7.875% due 12/15/07                   48,292
   180,000        B1*     DIRECTV Holdings/Finance, Sr. Notes, 8.375% due 3/15/13            203,400
     8,592        NR      KNOLOGY Holdings, Inc., Sr. Notes,
                           12.000% due 11/30/09 (d)(h)                                         8,463
                          Rogers Cablesystems Ltd.:
   100,000        BBB-      Sr. Secured Second Priority Notes, Series B,
                             10.000% due 3/15/05                                             108,000
    20,000        BB-       Sr. Sub. Debentures, 11.000% due 12/1/15                          22,900
----------------------------------------------------------------------------------------------------
                                                                                             439,955
----------------------------------------------------------------------------------------------------
Chemicals -- 3.4%
   150,000        B+      Acetex Corp., Sr. Notes, 10.875% due 8/1/09 (f)                    168,750
    10,000        Ba2*    Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11                    11,225
   120,000        A-      Dow Chemical Co., Sr. Notes, 5.750% due 11/15/09                   126,697
                          Equistar Chemicals, LP/Equistar Funding Corp.:
                            Notes:
    25,000        BB-        6.500% due 2/15/06                                               24,750
    26,000        BB-        8.750% due 2/15/09 (a)                                           26,000
   288,000        BB-       Sr. Notes, 10.125% due 9/1/08 (a)                                303,840
   338,000        Ba2*    Hercules Inc., Sr. Notes, 11.125% due 11/15/07                     393,770
    50,000        B       Huntsman Advanced Materials LLC, Sr. Notes,
                           11.000% due 7/15/10 (d)                                            53,812
                          Huntsman ICI Chemicals LLC:
   235,000        CCC+      Sr. Discount Notes, zero coupon bond to yield 20.193%
                             due 12/31/09 (a)                                                 95,175
   155,000        CCC+      Sr. Sub. Notes, 10.125% due 7/1/09 (a)                           148,412
    45,000/EUR/   CCC+    Huntsman International LLC, Sr. Sub. Notes,
                           10.125% due 7/1/09                                                 45,978
                          IMC Global Inc., Sr. Notes, Series B:
   140,000        B+        10.875% due 6/1/08                                               145,250
    60,000        B+        11.250% due 6/1/11                                                62,250
   205,000        BB-     ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11      230,112
    35,000        B+      ISP Holdings, Inc., Sr. Secured Notes, Series B,
                           10.625% due 12/15/09                                               38,500
                          Lyondell Chemical Co.:
    20,000        BB-       Secured Notes, 11.125% due 7/15/12                                21,100
                            Sr. Secured Notes:
    30,000        BB-        9.500% due 12/15/08                                              30,150
   186,000        BB-        Series A, 9.625% due 5/1/07                                     189,720
    90,000        B         Sr. Sub. Notes, 10.875% due 5/1/09                                89,100
    40,000/EUR/   B+      Messer Griesheim Holding, AG, Sr. Notes, 10.375% due 6/1/11         53,989
   335,000        BBB-    Methanex Corp., Sr. Notes, 8.750% due 8/15/12                      366,825

                      See Notes to Financial Statements.

              34 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                                  PIONEER STRATEGIC INCOME PORTFOLIO
     FACE
    AMOUNT+     RATING(c)                            SECURITY                                VALUE
------------------------------------------------------------------------------------------------------
Chemicals -- 3.4% (continued)
                          Millennium America, Inc.:
                            Sr. Notes:
    15,000        BB-        7.000% due 11/15/06 (a)                                      $     14,813
    30,000        BB-        9.250% due 6/15/08 (d)                                             31,875
   170,000        BB-       Sr. Sub. Notes, 9.250% due 6/15/08                                 180,625
    80,000        B       Noveon, Inc., Sr. Sub. Notes, Series B, 11.000% due 2/28/11           92,400
    74,550        NR      Noveon International Inc., Sr. Sub. Notes,
                           13.000% due 8/31/11 (d)(h)                                           76,787
    99,000        B-      OM Group, Inc., Notes, 9.250% due 12/15/11                           100,485
    45,540        NR      PCI Chemicals Canada, Inc., Sr. Secured Notes,
                           10.000% due 12/31/08                                                 41,214
    58,755        NR      Pioneer Cos., Inc., Sr. Secured Notes, 4.790% due 12/31/06 (e)        53,173
    35,000        B+      Resolution Performance Products LLC/RPP Capital,
                           Sr. Secured Second Priority Notes, 9.500% due 4/15/10 (a)            37,100
     5,000        Ba3*    Rhodia S.A., Sr. Sub. Notes, 8.875% due 6/1/11 (d)                     4,475
                          Salt Holdings Corp., Inc.:
    90,000        B-        Sr. Discount Notes, step bond to yield
                             12.005% due 6/1/13 (d)                                             55,350
    60,000        B-        Sr. Notes, step bond to yield 12.751% due 12/15/12 (d)              42,900
    25,566        NR      Sterling Chemicals Inc., Sr. Secured Notes,
                           10.000% due 12/19/07 (h)                                             24,160
------------------------------------------------------------------------------------------------------
                                                                                             3,380,762
------------------------------------------------------------------------------------------------------
Consumer Products and Services -- 1.7%
       500        NR      Alderwoods Group, Inc., Sr. Notes, 12.250% due 1/2/09                    560
   101,000        B       Armkel, LLC/Armkel Finance, Inc., Sr. Sub. Notes,
                           9.500% due 8/15/09                                                  112,110
   500,000        BBB-    Bausch & Lomb Inc., Debentures, 7.125% due 8/1/28                    493,750
   200,000        B+      Central Garden & Pet Co., Sr. Sub. Notes, 9.125% due 2/1/13          220,500
   112,000        B       Coinmach Corp., Sr. Notes, 9.000% due 2/1/10                         122,640
                          Derby Cycle Corp., Sr. Notes:
   163,739/EUR/   NR        9.375% due 5/15/08 (g)                                               2,430
   136,116        NR        10.000% due 5/15/08 (g)                                              7,486
                          Elizabeth Arden, Inc.:
    15,000        B+        Secured Notes, Series B, 11.750% due 2/1/11 (a)                     17,250
                            Sr. Notes:
    45,000        B-         Series B, 10.375% due 5/15/07                                      47,025
    13,000        B-         Series D, 10.375% due 5/15/07                                      13,455
   166,000        B-      ICON Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due 4/1/12      181,770
   130,000        B       Jostens, Inc., Sr. Sub. Notes, 12.750% due 5/1/10                    151,450
    75,000        B       Royster-Clark, Inc., Secured First Mortgage Notes,
                           10.250% due 4/1/09 (a)                                               62,250


                      See Notes to Financial Statements.



              35 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                             PIONEER STRATEGIC INCOME PORTFOLIO
  FACE
 AMOUNT+   RATING(c)                           SECURITY                             VALUE
--------------------------------------------------------------------------------------------
Consumer Products and Services -- 1.7% (continued)
                     Service Corp. International:
    30,000   BB-       Debentures, 7.875% due 2/1/13                              $   29,475
                       Notes:
    10,000   BB-        7.200% due 6/1/06                                             10,225
     5,000   BB-        6.875% due 10/1/07                                             5,100
    19,000   BB-        6.500% due 3/15/08 (a)                                        19,143
    59,000   BB-        7.700% due 4/15/09                                            61,507
   130,000   B+      Stewart Enterprises Inc., Sr. Sub. Notes, 10.750% due 7/1/08    147,225
--------------------------------------------------------------------------------------------
                                                                                   1,705,351
--------------------------------------------------------------------------------------------
Electronics -- 0.7%
   120,000   B+      FIMEP S.A., Sr. Notes, 10.500% due 2/15/13                      140,400
    20,000   Ba3*    Legrand S.A., Debentures, 8.500% due 2/15/25                     21,100
   110,000   CCC+    SCG Holding Corp./Semiconductor Components Industries, LLC,
                      Sr. Sub. Notes, 12.000% due 8/1/09                             117,700
   350,000   Ba3*    Vestel Electronics Finance, Notes, 11.500% due 5/14/07 (d)      378,000
--------------------------------------------------------------------------------------------
                                                                                     657,200
--------------------------------------------------------------------------------------------
Energy -- 7.5%
   850,000   B-      Baytex Energy Ltd., Sr. Sub. Notes, 9.625% due 7/15/10          892,500
    95,000   CCC-    Belden & Blake Corp., Sr. Sub. Notes, Series B,
                      9.875% due 6/15/07                                              90,250
                     Chesapeake Energy Corp., Sr. Notes:
   155,000   BB-       8.125% due 4/1/11                                             170,887
     1,000   BB-       9.000% due 8/15/12                                              1,145
    45,000   BB-       7.500% due 9/15/13 (d)                                         48,600
     6,000   BB-       Series B, 8.500% due 3/15/12 (a)                                6,390
   140,000   B2*     Comstock Resources, Inc., Sr. Notes, 11.250% due 5/1/07         152,600
    38,000   CCC+    Dynegy Holdings, Inc., Sr. Notes, 6.875% due 4/1/11              33,250
   500,000   B       El Paso CGP Co., Notes, 7.500% due 8/15/06                      458,125
                     El Paso Corp.:
                       Notes:
    40,000   B          6.950% due 12/15/07 (a)                                       36,000
    15,000   B          7.875% due 6/15/12 (a)                                        12,862
                       Sr. Notes:
    20,000   B          6.750% due 5/15/09 (a)                                        17,100
    30,000   B          7.000% due 5/15/11 (a)                                        25,425
   130,000   B+      El Paso Production Holding, Notes, 7.750% due 6/1/13 (d)        125,450
    80,000   B       Encore Acquisition Co., Sr. Notes, 8.375% due 6/15/12            86,000
                     Forest Oil Corp., Sr. Notes:
   120,000   BB        8.000% due 6/15/08                                            129,000
    50,000   BB        8.000% due 12/15/11                                            54,000
    20,000   BB        7.750% due 5/1/14                                              20,900

                      See Notes to Financial Statements.

              36 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                               PIONEER STRATEGIC INCOME PORTFOLIO
  FACE
 AMOUNT+      RATING(c)                            SECURITY                                VALUE
-------------------------------------------------------------------------------------------------------
Energy -- 7.5% (continued)
   800,000      BBB-    FPL Energy American Wind, LLC, Sr. Secured Notes,
                         6.639% due 6/20/23 (d)                                         $    800,905
   850,000      B       Illinova Corp., First Mortgage Notes, 7.500% due 6/15/09             926,500
    40,000      BB      Key Energy Services Inc., Sr. Notes, 6.375% due 5/1/13                40,400
    25,000      BB-     Leviathan Gas Pipe Line Partners, L.P./Leviathan Finance Corp.,
                         Sr. Sub. Notes, Series B, 10.375% due 6/1/09                         27,250
    40,000      B+      Northwest Pipeline Corp., Sr. Notes, 8.125% due 3/1/10                44,300
   500,000      B       Paramount Resources Ltd., Sr. Notes, 7.875% due 11/1/10              500,000
    95,000      B2*     Parker Drilling Co., Sr. Notes, Series B, 10.125% due 11/15/09        99,750
                        Pemex Project Funding Master Trust:
    90,000      Baa1*     Bonds, 8.625% due 2/1/22                                            98,550
   200,000      Baa1*     Notes, 7.375% due 12/15/14                                         211,000
    17,000      BB+     Pioneer Natural Resources Co., Sr. Notes, 6.500% due 1/15/08          18,274
    57,000      BB+     Plains All American Pipeline L.P./PAA Finance Corp., Sr. Notes,
                         7.750% due 10/15/12                                                  63,270
   160,000      B       Plains Exploration & Production Co., Sr. Sub. Notes,
                         8.750% due 7/1/12                                                   175,200
    70,000      BB      Pogo Producing Co., Sr. Sub. Notes, Series B,
                         8.250% due 4/15/11                                                   77,700
    67,000      BB      Pride International, Inc., Sr. Notes, 9.375% due 5/1/07 (a)           69,345
    85,000      BB-     PSE&G Energy Holdings LLC, Notes, 7.750% due 4/16/07                  86,275
    65,000      BB      SEMCO Energy, Inc., Sr. Notes, 7.750% due 5/15/13 (d)                 67,275
    60,000      NR      Seven Seas Petroleum Inc., Sr. Notes, Series B,
                         12.500% due 5/15/05 (g)                                               1,200
   105,000      B       Star Gas Partners, L.P./Star Gas Finance Co., Sr. Notes,
                         10.250% due 2/15/13                                                 113,400
    80,000      B+      Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11               86,000
    70,000      B       Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12                   76,300
                        Tesoro Petroleum Corp.:
    50,000      BB        Secured Notes, 8.000% due 4/15/05                                   53,250
   400,000      B         Sr. Sub. Notes, Series B, 9.625% due 11/1/08                       415,000
   100,000      B       Tiverton Power Associates LP/Rumford Power Associates L.P.,
                         Pass-Through Certificates, 9.000% due 7/15/18 (d)                    82,500
                        Vintage Petroleum, Inc.:
    80,000      BB-       Sr. Notes, 8.250% due 5/1/12                                        88,000
                          Sr. Sub. Notes:
   110,000      B1*        9.750% due 6/30/09                                                117,425
    20,000      B1*        7.875% due 5/15/11                                                 21,250
   110,000      Ba2*    Westar Energy Inc., Sr. Notes, 7.125% due 8/1/09                     114,538
                        Westport Resources Corp., Sr. Sub. Notes:
   115,000      Ba3*      8.250% due 11/1/11                                                 127,363
    55,000      Ba3*      8.250% due 11/1/11 (d)                                              60,913

                      See Notes to Financial Statements.

              37 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                                  PIONEER STRATEGIC INCOME PORTFOLIO
     FACE
    AMOUNT+     RATING(c)                             SECURITY                                VALUE
-------------------------------------------------------------------------------------------------------
Energy -- 7.5% (continued)
                          The Williams Cos. Inc.:
                            Notes:
    95,000        B+         6.500% due 8/1/06                                             $     98,325
    50,000        B+         6.500% due 12/1/08                                                  50,750
    40,000        B+         Series A, 6.750% due 1/15/06 (a)(e)                                 41,400
    50,000        B+        Sr. Notes, 8.625% due 6/1/10                                         55,000
    80,000        NR      XCL Ltd., Sr. Secured Discount Notes,
                           13.500% due 5/1/04 (d)(g)(i)                                          24,400
                          XTO Energy, Inc., Sr. Notes:
   110,000        BB        7.500% due 4/15/12                                                  123,750
    30,000        BB        6.250% due 4/15/13                                                   31,463
-------------------------------------------------------------------------------------------------------
                                                                                              7,448,705
-------------------------------------------------------------------------------------------------------
Entertainment -- 0.4%
    80,000        CCC+    AMC Entertainment Inc., Sr. Sub. Notes, 9.875% due 2/1/12              88,200
    65,000        BBB-    Capitol Records, Inc., Notes, 8.375% due 8/15/09 (d)                   66,391
    20,000/GBP/   BBB-    EMI Group PLC, Notes, 8.250% due 5/20/08                               35,133
    89,000        CCC+    Pinnacle Entertainment, Sr. Sub. Notes, Series B,
                           9.250% due 2/15/07 (a)                                                91,336
    70,000        B       Regal Cinemas, Inc., Sr. Sub. Notes, Series B, 9.375% due 2/1/12       79,450
-------------------------------------------------------------------------------------------------------
                                                                                                360,510
-------------------------------------------------------------------------------------------------------
Environmental Services -- 1.1%
                          Allied Waste Industries, Inc.:
   370,000        BB-       Debentures, 7.400% due 9/15/35                                      345,950
    40,000        BB-       Sr. Notes, 6.375% due 1/15/08                                        39,400
                          Allied Waste North America, Inc.:
                            Sr. Notes, Series B:
    52,000        BB-        8.875% due 4/1/08 (f)                                               57,720
   223,000        BB-        9.250% due 9/1/12 (a)(f)                                           251,990
                            Sr. Sub. Notes, Series B:
   156,000        BB-        8.500% due 12/1/08 (f)                                             172,770
   121,000        B+         10.000% due 8/1/09 (a)(f)                                          132,192
    83,000        B-      IESI Corp., Sr. Sub. Notes, 10.250% due 6/15/12 (d)                    90,262
-------------------------------------------------------------------------------------------------------
                                                                                              1,090,284
-------------------------------------------------------------------------------------------------------
Financial Services -- 2.6%
 1,000,000        BB-     Allmerica Financial Corp., Sr. Debentures,
                           7.625% due 10/15/25 (f)                                              930,000
   150,000        NR      Amresco Inc., Sr. Sub. Notes, Series 97-A,
                           10.000% due 3/15/04 (g)                                               11,100
    20,000        BB+     Arch Western Finance LLC, Sr. Notes, 6.750% due 7/1/13 (d)             20,800
   200,000        BB-     Chevy Chase Savings Bank, Sub. Debentures,
                           9.250% due 12/1/05                                                   202,000
   381,000        NR      Finova Group, Inc., Notes, 7.500% due 11/15/09                        192,405

                      See Notes to Financial Statements.

              38 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                                 PIONEER STRATEGIC INCOME PORTFOLIO
     FACE
    AMOUNT+     RATING(c)                           SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
Financial Services -- 2.6% (continued)
 3,000,000/DKK/   Aa1*    Nykredit, Mortgage Bonds, 5.000% due 10/1/35                  $    446,556
   550,000        B+      Presidential Life Corp., Sr. Notes, 7.875% due 2/15/09             525,250
   145,000        B-      Resource America Inc., Sr. Notes, 12.000% due 8/1/04               148,625
    90,000        BB-     Western Financial Bank, Sub. Debentures, 9.625% due 5/15/12         98,775
----------------------------------------------------------------------------------------------------
                                                                                           2,575,511
----------------------------------------------------------------------------------------------------
Food and Beverage -- 1.1%
    26,000/EUR/   B2*     BSN Financing Co., S.A., Sr. Notes, 10.250% due 8/1/09              31,999
   500,000        BBB-    Companhia Brasileira de Bebida, Notes, 8.750% due 9/15/13 (d)      520,000
                          Constellation Brands, Inc., Sr. Sub. Notes:
    30,000        Ba3*      8.500% due 3/1/09                                                 31,725
    50,000        Ba3*      Series B, 8.125% due 1/15/12 (a)                                  55,125
    40,000        B       Del Monte Corp., Sr. Sub. Notes, Series B, 9.250% due 5/15/11       44,400
   120,000        Caa1*   Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07 (a)         108,600
    30,000        BB-     Dole Foods Co., Sr. Notes, 8.625% due 5/1/09                        32,550
    10,000        CCC+    Eagle Family Foods, Inc., Sr. Sub. Notes, Series B,
                           8.750% due 1/15/08                                                  7,050
                          Fleming Cos., Inc., Sr. Notes:
   122,000        NR        10.125% due 4/1/08 (g)                                            19,520
    59,000        NR        9.250% due 6/15/10 (g)                                             9,440
    86,000        B2*     Land O' Lakes, Inc., Sr. Notes, 8.750% due 11/15/11 (a)             73,960
   120,000        B-      Premier International Foods PLC, Sr. Notes,
                           12.000% due 9/1/09                                                132,900
    40,000        B       TravelCenters of America Inc., Sr. Sub. Notes,
                           12.750% due 5/1/09                                                 45,800
   180,000        NR      Vlasic Foods International, Sr. Sub. Notes, Series B,
                           10.250% due 7/1/09 (g)                                             21,354
----------------------------------------------------------------------------------------------------
                                                                                           1,134,423
----------------------------------------------------------------------------------------------------
Healthcare -- 2.2%
   750,000        B       ALARIS Medical Inc., Sr. Sub. Notes, 7.250% due 7/1/11 (f)         772,500
    80,000        B       Extendicare Health Services, Inc., Sr. Notes,
                           9.500% due 7/1/10 (a)                                              88,400
                          HCA Inc.:
                            Debentures:
    10,000        BBB-       7.190% due 11/15/15                                              10,354
    50,000        BBB-       8.360% due 4/15/24                                               53,694
                            Notes:
   500,000        BBB-       6.300% due 10/1/12                                              497,443
    50,000        BBB-       7.690% due 6/15/25                                               50,868

                      See Notes to Financial Statements.

              39 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                                PIONEER STRATEGIC INCOME PORTFOLIO
     FACE
    AMOUNT+     RATING(c)                           SECURITY                              VALUE
------------------------------------------------------------------------------------------------------
Healthcare -- 2.2% (continued)
                          HEALTHSOUTH Corp.:
   106,000        Caa2*     Notes, 7.625% due 6/1/12 (g)                               $     92,750
                            Sr. Notes:
    77,000        Caa2*      8.500% due 2/1/08 (g)                                           68,530
    30,000        Caa2*      7.000% due 6/15/08 (g)                                          26,250
    37,000        Caa2*      8.375% due 10/1/11 (a)(g)                                       32,930
                          IASIS Healthcare Corp., Sr. Sub. Notes:
    15,000        B-        8.500% due 10/15/09                                              15,750
    60,000        B-        13.000% due 10/15/09                                             67,650
   110,000        NR      Mediq Inc., Sr. Discount Debentures, step bond to yield
                           15.798% due 6/1/09 (g)                                                11
   136,000        B-      Medquest Inc., Sr. Sub. Notes, 11.875% due 8/15/12 (d)            148,920
   330,000        NR      Multicare Cos., Inc., Sr. Sub. Notes, 9.000% due 8/1/07 (g)         3,300
    55,000/EUR/   B-      Nyco Holdings 2 ApS, Sr. Notes, 11.500% due 3/31/13 (d)            68,647
                          Omnicare, Inc., Sr. Sub. Notes:
    50,000        BB+       6.125% due 6/1/13                                                49,750
    75,000        BB+       Series B, 8.125% due 3/15/11                                     82,500
    75,000        B-      Province Healthcare Co., Sr. Sub. Notes, 7.500% due 6/1/13         75,375
    10,000        BB-     Tenet Healthcare Corp., Sr. Notes, 6.375% due 12/1/11               9,325
---------------------------------------------------------------------------------------------------
                                                                                          2,214,947
---------------------------------------------------------------------------------------------------
Hotel/Casino -- 2.4%
    80,000        B       Ameristar Casinos, Inc., Sr. Sub. Notes, 10.750% due 2/15/09       92,600
    10,000        B+      Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11               11,075
    50,000        BB-     Chumash Casino & Resort Enterprise, Sr. Notes,
                           9.000% due 7/15/10 (d)                                            55,000
   153,000        B       Herbst Gaming Inc., Sr. Secured Notes, Series B,
                           10.750% due 9/1/08                                               171,934
   123,000        BBB-    Hilton Hotels Corp., Sr. Notes, 7.625% due 12/1/12                136,684
   558,000        Ba3*    HMH Properties, Inc., Sr. Secured Notes, Series B,
                           7.875% due 8/1/08                                                578,925
   170,000        B+      Horseshoe Gaming Holding Corp., Sr. Sub. Notes, Series B,
                           8.625% due 5/15/09                                               181,687
   500,000        BBB-    Hospitality Properties Trust, Notes, 6.750% due 2/15/13           516,426
   100,000        B       John Q. Hammons Hotels Inc., First Mortgage Notes, Series B,
                           8.875% due 5/15/12                                               109,500
                          MGM MIRAGE:
    80,000        BB+       Notes, 6.750% due 2/1/08                                         84,700
   140,000        BB+       Sr. Notes, 8.500% due 9/15/10                                   159,425
                          Park Place Entertainment Corp., Sr. Sub. Notes:
    37,000        Ba2*      8.875% due 9/15/08 (a)                                           41,209
    15,000        Ba2*      8.125% due 5/15/11                                               16,463

                      See Notes to Financial Statements.

              40 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                                PIONEER STRATEGIC INCOME PORTFOLIO
     FACE
    AMOUNT+     RATING(c)                           SECURITY                              VALUE
---------------------------------------------------------------------------------------------------
Hotel/Casino -- 2.4% (continued)
   175,000        B-      Venetian Casino Resort LLC/Las Vegas Sands, Inc., Notes,
                           11.000% due 6/15/10                                         $    202,781
    15,000        B+      Wheeling Island Gaming, Inc., Notes, 10.125% due 12/15/09          15,525
---------------------------------------------------------------------------------------------------
                                                                                          2,373,934
---------------------------------------------------------------------------------------------------
Industrial Goods and Services -- 0.4%
    95,000        CCC-    Better Minerals & Aggregates Co., Sr. Sub. Notes,
                           13.000% due 9/15/09                                               60,325
    20,000/EUR/   B       Flowserve Finance B.V., Sr. Sub. Notes, 12.250% due 8/15/10        26,472
   205,000        B       North Atlantic Trading Co., Inc., Sr. Notes, Series B,
                           11.000% due 6/15/04                                              193,725
    70,000        D**     Polaroid Corp., Sr. Notes, 11.500% due 2/15/06 (g)                 15,750
   100,000        B       Ucar Finance Inc., Notes, 10.250% due 2/15/12                     111,250
---------------------------------------------------------------------------------------------------
                                                                                            407,522
---------------------------------------------------------------------------------------------------
Manufacturing -- 1.6%
    35,000        NR      Advanced Glassfiber Yarns/AGY Capital Corp., Sr. Sub. Notes,
                           9.875% due 1/15/09 (g)                                             1,925
   140,000        B       Dresser Inc., Sr. Sub. Notes, 9.375% due 4/15/11                  144,550
    90,000        Caa2*   High Voltage Engineering Corp., Sr. Notes,
                           10.750% due 8/15/04 (g)                                           21,150
                          Invensys PLC:
    35,000/EUR/   Ba3*      Medium-Term Notes, Series E, 5.500% due 4/1/05                   40,789
    40,000        Ba3*      Notes, 7.125% due 1/15/07 (d)                                    41,600
    25,000        Ba3*      Sr. Notes, 6.500% due 1/15/10 (d)                                24,344
   850,000        Baa3*   Jabil Circuit Inc., Sr. Notes, 5.875% due 7/15/10                 879,335
                          Louisiana Pacific Corp.:
    10,000        BB+       Sr. Notes, 8.875% due 8/15/10                                    11,800
    50,000        Ba2*      Sr. Sub. Notes, 10.875% due 11/15/08                             59,000
   280,000        CCC+    Samsonite Corp., Sr. Sub. Notes, 10.750% due 6/15/08              295,400
    31,000        BBB-    Tyco International Group, S.A., Notes, 6.375% due 6/15/05          32,666
---------------------------------------------------------------------------------------------------
                                                                                          1,552,559
---------------------------------------------------------------------------------------------------
Metals/Mining -- 2.7%
    90,000        B-      Compass Minerals Group, Inc., Sr. Sub. Notes,
                           10.000% due 8/15/11                                              100,800
     7,180        NR      Doe Run Resources Corp., Notes, Series AI,
                           11.750% due 11/1/08 (d)(h)                                         2,872
   113,000        B2*     Earle M. Jorgensen Co., Secured Notes, 9.750% due 6/1/12 (a)      123,170
   500,000        BBB     Kennametal Inc., Sr. Notes, 7.200% due 6/15/12                    528,796
   114,000        BBB-    Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11                  136,061
   155,000        B+      Steel Dynamics, Inc., Sr. Notes, 9.500% due 3/15/09               171,275
   500,000        BBB-    Timken Co., Notes, 5.750% due 2/15/10                             488,531
    84,000        B       Trimas Corp., Sr. Sub. Notes, 9.875% due 6/15/12                   84,840
 1,000,000        Ba2*    Vale Overseas Limited, Notes, 9.000% due 8/15/13 (d)            1,065,000

                      See Notes to Financial Statements.

              41 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                                   PIONEER STRATEGIC INCOME PORTFOLIO
     FACE
    AMOUNT+     RATING(c)                              SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------------
Metals/Mining -- 2.7% (continued)
                          Wheeling-Pittsburgh Corp., Sr. Notes:
     4,011        NR        6.000% due 7/30/10 (g)                                           $      1,203
     8,022        NR        5.000% due 7/30/11 (g)                                                  3,209
---------------------------------------------------------------------------------------------------------
                                                                                                2,705,757
---------------------------------------------------------------------------------------------------------
Packaging/Containers -- 2.0%
                          Crown Euro Holdings, S.A., Secured Second Lien Notes:
   200,000        B+        9.500% due 3/1/11                                                     223,000
   750,000/EUR/   B+        10.250% due 3/1/11                                                    966,575
    30,000        B         10.875% due 3/1/13                                                     34,350
                          Owens-Brockway Glass Container Inc.:
   185,000        BB        Secured Notes, 8.875% due 2/15/09                                     201,650
    80,000        B+        Sr. Notes, 8.250% due 5/15/13                                          84,800
    70,000        BB        Sr. Secured Notes, 7.750% due 5/15/11                                  74,200
   160,000        B+      Owens-Illinois, Inc., Sr. Debentures, 7.800% due 5/15/18 (a)            154,400
                          Stone Container Corp., Sr. Notes:
    50,000        B         9.750% due 2/1/11                                                      54,750
    90,000        B         8.375% due 7/1/12                                                      95,400
    70,000        B       Stone Container Finance Corp., Sr. Notes,
                           11.500% due 8/15/06 (d)                                                 74,375
---------------------------------------------------------------------------------------------------------
                                                                                                1,963,500
---------------------------------------------------------------------------------------------------------
Paper/Forestry Products -- 1.4%
     1,000        BB+     Abitibi Consolidated Inc., Notes, 7.875% due 8/1/09                       1,058
   170,000        B+      Appleton Papers, Inc., Sr. Sub. Notes, Series B,
                           12.500% due 12/15/08                                                   188,700
   950,000        BB+     Bowater Inc., Sr. Notes, 6.500% due 6/15/13 (d)                         874,986
                          Georgia-Pacific Corp.:
    57,000        BB+       Debentures, 9.500% due 12/1/11 (a)                                     66,405
                            Sr. Notes:
    35,000        BB+        7.500% due 5/15/06 (a)                                                37,100
    20,000        BB+        8.125% due 5/15/11 (a)                                                21,850
   133,000        Ba1*    Potlatch Corp., Sr. Sub. Notes, 10.000% due 7/15/11                     149,791
    20,000        BB      Tembec Industries Inc., Sr. Notes, 7.750% due 3/15/12                    18,650
---------------------------------------------------------------------------------------------------------
                                                                                                1,358,540
---------------------------------------------------------------------------------------------------------
Publishing -- 1.6%
                          Garden State Newspapers, Inc., Sr. Sub. Notes:
   110,000        B+        8.625% due 7/1/11                                                     117,013
    85,000        B+        Series B, 8.750% due 10/1/09                                           88,081
    65,000        B       Hollinger International Publishing Inc., Sr. Notes,
                           9.000% due 12/15/10                                                     69,225
       632        B-      Hollinger Participation Trust, Sr. Notes, 12.125% due 11/15/10 (d)          736
    80,000        BB-     Mail Well I Corp., Sr. Notes, 9.625% due 3/15/12 (a)                     90,200

                      See Notes to Financial Statements.

              42 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                                  PIONEER STRATEGIC INCOME PORTFOLIO
     FACE
    AMOUNT+     RATING(c)                            SECURITY                                VALUE
---------------------------------------------------------------------------------------------------------
Publishing -- 1.6% (continued)
                          PRIMEDIA Inc., Sr. Notes:
   120,000        B         7.625% due 4/1/08 (a)                                         $    120,000
   215,000        B         8.875% due 5/15/11                                                 223,062
   125,000        B         8.000% due 5/15/13 (d)                                             127,813
   184,000        B       Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11                  212,520
                          Vertis Inc.:
   155,000        B2*       Secured Notes, 9.750% due 4/1/09 (d)                               165,463
   136,000        B-        Sr. Notes, Series B, 10.875% due 6/15/09                           139,740
                          Von Hoffman Corp.:
    41,068        NR        Debentures, 13.500% due 5/15/09 (h)                                 38,193
   130,000        B         Sr. Notes, 10.250% due 3/15/09                                     140,725
    30,000        B-      Von Hoffman Press, Inc., Notes, 10.375% due 5/15/07                   30,825
------------------------------------------------------------------------------------------------------
                                                                                             1,563,596
------------------------------------------------------------------------------------------------------
Real Estate -- 0.2%
   150,000        Ba3*    Crescent Real Estate Equities, L.P., Sr. Notes,
                           9.250% due 4/15/09                                                  162,750
------------------------------------------------------------------------------------------------------
Retail -- 1.4%
    35,000/EUR/   B+      Ahold Finance USA, Inc., Sr. Medium-Term Notes, Series E,
                           6.375% due 6/8/05                                                    41,856
   140,000        BB+     AutoNation, Inc., Sr. Notes, 9.000% due 8/1/08                       160,300
    55,000        B       The Great Atlantic & Pacific Tea Co., Inc., Notes,
                           7.750% due 4/15/07                                                   47,575
   120,000        CCC     J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due 10/15/07        124,200
                          J.C. Penney Co., Inc.:
                            Debentures:
    26,000        BB+        7.650% due 8/15/16                                                 27,560
   130,000        BB+        7.950% due 4/1/17                                                 140,075
     5,000        BB+       Notes, 8.000% due 3/1/10                                             5,588
   105,000        B2*     Remington Arms Co., Sr. Notes, 10.500% due 2/1/11 (d)                110,381
                          Rite Aid Corp., Notes:
    15,000        B-        6.000% due 12/15/05 (d)                                             15,038
   120,000        B-        7.125% due 1/15/07 (a)                                             121,800
   145,000        B-      Sbarro Inc., Sr. Notes, 11.000% due 9/15/09 (a)                      126,331
   350,000        BBB-    Toys "R" Us, Notes, 7.375% due 10/15/18                              360,824
    85,000        B       United Auto Group, Inc., Sr. Sub. Notes, 9.625% due 3/15/12           94,350
------------------------------------------------------------------------------------------------------
                                                                                             1,375,878
------------------------------------------------------------------------------------------------------
Technology -- 0.4%
    85,000        NR      Affymetrix Inc., Convertible Notes, 5.000% due 10/1/06                86,381
    90,000        B       AMI Semiconductor, Inc., Sr. Sub. Notes, 10.750% due 2/1/13 (f)      104,850
   440,000        NR      Cybernet Internet Services International, Inc., Convertible Sr.
                           Discount Notes, step bond to yield 12.995% due 8/15/09 (d)              440

                      See Notes to Financial Statements.

              43 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                                 PIONEER STRATEGIC INCOME PORTFOLIO
     FACE
    AMOUNT+     RATING(c)                            SECURITY                               VALUE
-----------------------------------------------------------------------------------------------------
Technology -- 0.4% (continued)
    32,807        NR      Globix Corp., Sr. Notes, 11.000% due 5/1/08 (h)                $     28,050
    40,000        CCC+    Kulicke & Soffa Industries Inc., Convertible Notes,
                           4.750% due 12/15/06                                                 38,700
    85,000        B       Lam Research Corp., Convertible Notes, 4.000% due 6/1/06             85,212
    85,000        NR      Veeco Instruments Inc., Convertible Notes, 4.125% due 12/21/08       83,725
-----------------------------------------------------------------------------------------------------
                                                                                              427,358
-----------------------------------------------------------------------------------------------------
Telecommunications -- 6.6%
    55,000        C       AirGate PCS, Inc., Sr. Sub. Discount Notes, step bond to yield
                           38.268% due 10/1/09                                                 37,400
                          Alamosa Delaware, Inc., Sr. Notes:
    30,000        C         12.500% due 2/1/11 (a)                                             28,950
   110,000        C         13.625% due 8/15/11 (f)                                           106,150
                          American Tower Corp.:
    70,000        CCC       Convertible Notes, 5.000% due 2/15/10                              66,325
    50,000        CCC       Sr. Notes, 9.375% due 2/1/09 (a)                                   52,750
    90,000        NR      Asia Global Crossing Ltd., Sr. Notes, 13.375% due 10/15/10 (g)       13,500
   185,022        NR      COLO.COM Inc., Sr. Notes, 13.875% due 3/15/10 (d)(g)                  1,619
                          Colt Telecom Group PLC:
     5,000        B-        Sr. Discount Notes, 12.000% due 12/15/06                            5,031
                            Sr. Notes:
    30,000/GBP/   B-         10.125% due 11/30/07                                              47,063
    15,000/EUR/   B-         7.625% due 12/15/09                                               16,545
   400,000        B3*     Dobson Communications Corp., Sr. Notes,
                           8.875% due 10/1/13 (d)                                             408,000
   750,000        BB-     EchoStar Broadband Corp., Sr. Notes, 10.375% due 10/1/07            831,562
    55,000        B-      FairPoint Communications, Inc., Sr. Sub. Notes,
                           12.500% due 5/1/20 (a)                                              59,400
   500,000        B+      GCI Inc., Sr. Notes, 9.750% due 8/1/04                              516,875
    20,000        C       Horizon PCS, Inc., Sr. Notes, 13.750% due 6/15/11 (g)                 4,700
   345,000        B+      Innova S. de R.L., Notes, 9.375% due 9/19/13 (d)                    349,312
    15,000        B+      Insight Midwest L.P./Insight Capital Inc., Sr. Notes,
                           9.750% due 10/1/09 (a)                                              15,375
   190,000        Ca*     iPCS, Inc., Sr. Discount Notes, step bond to yield
                           14.115% due 7/15/10 (g)                                             20,900
    73,000        Ca*     IWO Holdings, Inc., Sr. Notes, 14.000% due 1/15/11                   13,140
                          Lucent Technologies, Inc.:
                            Debentures:
    30,000        B-         6.500% due 1/15/28 (a)                                            23,400
   250,000        B-         6.450% due 3/15/29 (a)                                           194,375
   110,000        B-        Notes, 7.250% due 7/15/06 (a)                                     112,750
     5,000        B-        Unsub. Notes, 5.500% due 11/15/08 (a)                               4,675
   500,000        B3*     MetroPCS Inc., Sr. Notes, 10.750% due 10/1/11 (d)                   497,500
                          Millicom International Cellular S.A.:
     3,000        NR        Convertible Notes, 2.000% due 6/1/06 (d)(h)                        17,228
    84,000        B2*       Sr. Notes, 11.000% due 6/1/06 (d)                                  86,310

                      See Notes to Financial Statements.

              44 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                               PIONEER STRATEGIC INCOME PORTFOLIO
  FACE
 AMOUNT+   RATING(c)                            SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
Telecommunications -- 6.6% (continued)
   300,000   B3*     Mobifon Holdings BV, Sr. Notes, 12.500% due 7/31/10 (d)         $    332,250
   360,000   Ba3*    Mobile TeleSystems, Notes, 8.375% due 10/14/10 (d)                   356,400
                     Nextel Communications, Inc.:
   190,000   B+        Convertible Notes, 6.000% due 6/1/11                               219,450
     9,000   B+        Sr. Discount Notes, 9.950% due 2/15/08                               9,495
                       Sr. Notes:
   125,000   B+         12.000% due 11/1/08 (a)                                           133,125
    59,000   B+         9.500% due 2/1/11                                                  66,818
   550,000   B+         7.375% due 8/1/15                                                 574,750
                     Nextel Partners, Inc., Sr. Notes:
    60,000   CCC+      12.500% due 11/15/09                                                69,900
    75,000   CCC+      11.000% due 3/15/10 (a)                                             83,438
   140,000   B       Nortel Networks Ltd., Notes, 6.125% due 2/15/06                      144,025
    10,000   BB-     Rogers Communications Inc., Convertible Sr. Debentures,
                      2.000% due 11/26/05                                                   9,213
   265,000   BB-     Rogers Wireless Communications Inc., Sr. Sub. Notes,
                      8.800% due 10/1/07 (a)                                              272,950
    30,000   CCC     Rural Cellular Corp., Sr. Sub. Notes, Series B,
                      9.625% due 5/15/08                                                   27,000
                     TeleCorp PCS, Inc.:
    32,000   BBB       Sr. Sub. Discount Notes, step bond to yield
                        13.383% due 4/15/09                                                33,304
    21,000   BBB       Sr. Sub. Notes, 10.625% due 7/15/10                                 24,778
    29,855   NR      Telex Communications, Inc., Sr. Sub. Notes, Series A,
                      zero coupon due 11/15/06                                             16,420
                     Telus Corp., Notes:
   174,000   BBB       7.500% due 6/1/07                                                  193,423
   306,000   BBB       8.000% due 6/1/11                                                  352,411
    60,000   B-      TSI Telecommunication Services, Inc., Sr. Sub. Notes, Series B,
                      12.750% due 2/1/09                                                   62,100
    77,000   CC      UbiquiTel Operating Co., Sr. Sub. Discount Notes, step bond to
                      yield 16.796% due 5/15/10                                            53,515
-------------------------------------------------------------------------------------------------
                                                                                        6,565,600
-------------------------------------------------------------------------------------------------
Telephone -- 0.1%
    10,000   NR      Intermedia Communications Inc., Sr. Notes, Series B,
                      8.600% due 6/1/08 (g)                                                 9,275
                     WorldCom, Inc.:
                       Debentures:
    30,000   NR         7.750% due 3/15/24 (g)                                             24,975
    25,000   NR         7.750% due 3/23/25 (g)                                             20,813
    80,000   NR        Sr. Notes, 6.400% due 8/15/05 (g)                                   29,600
-------------------------------------------------------------------------------------------------
                                                                                           84,663
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              45 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                                 PIONEER STRATEGIC INCOME PORTFOLIO
  FACE
 AMOUNT+   RATING(c)                              SECURITY                                 VALUE
----------------------------------------------------------------------------------------------------
Textiles/Apparel -- 0.1%
    82,000   B       William Carter Co., Sr. Sub. Notes, Series B,
                      10.875% due 8/15/11                                               $     93,275
----------------------------------------------------------------------------------------------------
Transportation -- 0.6%
    67,000   B-      Allied Holdings, Sr. Notes, Series B, 8.625% due 10/1/07 (a)(f)          63,147
   430,000   B3*     Evergreen International Aviation, Inc., Secured Notes,
                      12.000% due 5/15/10 (d)                                                380,550
    60,000   B+      Hornbeck Offshore Services, Inc., Sr. Notes,
                      10.625% due 8/1/08                                                      66,600
    45,000   BB+     Offshore Logistic, Inc., Sr. Notes, 6.125% due 6/15/13                   43,425
----------------------------------------------------------------------------------------------------
                                                                                             553,722
----------------------------------------------------------------------------------------------------
Utilities -- 1.1%
                     The AES Corp.:
    24,317   BB        Secured Notes, 10.000% due 7/15/05 (d)                                 25,168
     7,000   B-        Sr. Notes, 8.750% due 6/15/08 (a)                                       7,280
    45,000   B2*     Allegheny Energy, Inc., Notes, 7.750% due 8/1/05                         45,900
    90,000   B3*     Allegheny Energy Supply Co., LLC, Bonds,
                      8.750% due 4/15/12 (d)                                                  84,375
                     Avon Energy Partners Holdings:
     5,000   CC        Notes, 6.460% due 3/4/08 (d)                                            4,250
    55,000   CC        Sr. Notes, 7.050% due 12/11/07 (d)                                     46,750
   110,000   BB-     BRL Universal Equipment 2001A, L.P., Sr. Secured Notes,
                      8.875% due 2/15/08                                                     119,350
                     Edison Mission Energy, Sr. Notes:
    90,000   B         10.000% due 8/15/08 (a)                                                84,150
    60,000   B         9.875% due 4/15/11                                                     55,500
    30,000   CCC     Mission Energy Holding Co., Sr. Secured Notes,
                      13.500% due 7/15/08 (a)                                                 20,100
        38   Baa1*   Northeast Utilities, Notes, Series A, 8.580% due 12/1/06                     41
    70,000   B2*     Pacific Gas and Electric Co., Sr. Notes, 7.375% due 11/1/05 (d)(g)       71,750
     5,000   BB      Sierra Pacific Power Co., Secured Notes, Series A,
                      8.000% due 6/1/08                                                        5,275
    95,000   B2*     Sierra Pacific Resources, Sr. Notes, 8.750% due 5/15/05                  95,000
                     Southern California Edison Co.:
   160,000   BB        First and Refunding Mortgage Notes, 8.000% due 2/15/07                180,400
    20,000   Ba3*      Notes, 6.375% due 1/15/06                                              21,050
                     Teco Energy Inc.:
                       Notes:
    20,000   BB+        7.200% due 5/1/11                                                     20,250
    60,000   BB+        7.000% due 5/1/12 (a)                                                 59,550
    40,000   BB+       Sr. Notes, 10.500% due 12/1/07 (a)                                     45,300
   199,286   D       York Power Funding, Secured Bonds,
                      12.000% due 10/30/07 (d)(g)                                            139,501
----------------------------------------------------------------------------------------------------
                                                                                           1,130,940
----------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $51,235,476)                                                52,359,937
----------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              46 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                            PIONEER STRATEGIC INCOME PORTFOLIO
  FACE
 AMOUNT+      RATING(c)                         SECURITY                             VALUE
-------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS (j) -- 0.5%
                        Gazprom OAO:
    50,000       B+       9.625% due 3/1/13 (Morgan Stanley Bank AG)              $     54,294
   330,000       B+       9.625% due 3/1/13 (Morgan Stanley Bank AG) (d)               359,700
    36,164       B2*    Olympus Cable Holdings, Term Loans, Tranche B,
                         6.000% due 9/30/10 (e)                                         34,356
-------------------------------------------------------------------------------------------
                        TOTAL LOAN PARTICIPATIONS
                        (Cost -- $410,490)                                             448,350
-------------------------------------------------------------------------------------------

 SHARES                                         SECURITY                             VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCK (k) -- 0.3%
Business Services -- 0.0%
       336              NCI Holdings, Inc.                                                 126
-------------------------------------------------------------------------------------------
Chemicals -- 0.0%
        35              Sterling Chemicals, Inc.                                           604
-------------------------------------------------------------------------------------------
Consumer Products and Services -- 0.0%
    20,000              Loewen Group, Inc.                                                   2
-------------------------------------------------------------------------------------------
Diversified Financials -- 0.0%
   845,262              Contifinancial Corp. Liquidating Trust, Units of Interest       12,679
-------------------------------------------------------------------------------------------
Energy -- 0.0%
     1,648              Jasper Energy LLC, Class A Shares                                  103
-------------------------------------------------------------------------------------------
Food Processing -- 0.0%
        22              PSF Group Holdings Inc. LLC, Class A Shares                     38,552
-------------------------------------------------------------------------------------------
Food Products -- 0.0%
       308              Archibald Candy Corp.                                              878
     2,833              Aurora Foods Inc.                                                   79
-------------------------------------------------------------------------------------------
                                                                                           957
-------------------------------------------------------------------------------------------
Healthcare -- 0.0%
       257              Mediq Inc.                                                          26
-------------------------------------------------------------------------------------------
Information Technology Consulting and Services -- 0.0%
        83              Comdisco Holding Co., Inc. (a)                                   5,570
-------------------------------------------------------------------------------------------
Insurance -- 0.1%
     5,667              Conseco, Inc.                                                  115,608
-------------------------------------------------------------------------------------------
Telecommunications -- 0.2%
         2              Arch Wireless Inc., Class A Shares                                  31
       563              Birch Telecom, Inc.                                              1,948
        36              Cincinnati Bell Inc.                                               183
    15,125              Dobson Communications Corp., Class A Shares                    131,134
        23              WilTel Communications, Inc.                                        408
-------------------------------------------------------------------------------------------
                                                                                       133,704
-------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              47 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                      PIONEER STRATEGIC INCOME PORTFOLIO
SHARES                              SECURITY                             VALUE
-------------------------------------------------------------------------------
Utilities -- 0.0%
  337    York Research Corp.                                                 21
-------------------------------------------------------------------------------
         TOTAL COMMON STOCK
         (Cost -- $730,585)                                             307,952
-------------------------------------------------------------------------------
PREFERRED STOCK -- 1.6%
Broadcasting -- 0.3%
         Paxson Communications Corp.:
   14      9.750% Convertible (d)(h)                                    109,350
1,900      14.250% Cumulative Jr. Exchangeable (h)                      179,075
-------------------------------------------------------------------------------
                                                                        288,425
-------------------------------------------------------------------------------
Cable -- 0.5%
         CSC Holdings Inc.:
    1      11.750% Redeemable Exchangeable, Series H                        105
4,532      11.125% Redeemable Exchangeable, Series M                    475,860
-------------------------------------------------------------------------------
                                                                        475,965
-------------------------------------------------------------------------------
Energy -- 0.1%
  950    The Williams Cos., Inc., 5.500% Convertible, Jr. Sub.
          Debentures (d)                                                 62,462
-------------------------------------------------------------------------------
Financial Services -- 0.1%
1,372    Chevy Chase Preferred Capital Corp., 10.375% Exchangeable,
          Series A (a)                                                   78,547
-------------------------------------------------------------------------------
Food and Beverage -- 0.1%
3,000    Doane Pet Care Co., 14.250% Sr. Exchangeable                   120,750
-------------------------------------------------------------------------------
Healthcare -- 0.0%
  749    Omnicare, Inc., 4.000% Convertible                              44,094
-------------------------------------------------------------------------------
Hotel/Casino -- 0.1%
2,706    Lodgian Inc., 12.250% Cumulative Redeemable, Series A (a)(h)    60,488
-------------------------------------------------------------------------------
Industrial Goods and Services -- 0.0%
  199    North Atlantic Trading Co., Inc., 12.000% Sr. Exchangeable (h)   4,025
-------------------------------------------------------------------------------
Metals/Mining -- 0.0%
  180    Weirton Steel Corp., zero coupon Convertible, Series C             144
-------------------------------------------------------------------------------
Technology -- 0.0%
    1    NTL Europe, Inc., 10.000% Cumulative Redeemable, Series A            5
-------------------------------------------------------------------------------
Telecommunications -- 0.4%
         Dobson Communications Corp.:
  235      6.000% Convertible, Series F (d)                              49,497
1,434      13.000% Sr. Exchangeable (h)                                 153,845
   15    Metrocall Holdings Inc., 15.000% Cumulative Redeemable,
          Series A                                                          169
  555    Microcell Telecommunications, Convertible Redeemable, Series D   7,229

                      See Notes to Financial Statements.

              48 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                             PIONEER STRATEGIC INCOME PORTFOLIO
 SHARES                                   SECURITY                                  VALUE
--------------------------------------------------------------------------------------------
Telecommunications -- 0.4% (continued)
  497        KNOLOGY, Inc., Variable Rate Convertible, Series D (d)(e)           $       870
2,900        Rural Cellular Corp., 12.500% Jr. Exchangeable (h)                      192,110
1,417        Telex Communications, Inc., Variable Rate Convertible, Series B (e)       1,417
--------------------------------------------------------------------------------------------
                                                                                     405,137
--------------------------------------------------------------------------------------------
             TOTAL PREFERRED STOCK
             (Cost -- $2,045,630)                                                  1,540,042
--------------------------------------------------------------------------------------------

WARRANTS                                  SECURITY                                  VALUE
--------------------------------------------------------------------------------------------
WARRANTS (k) -- 0.0%
Broadcasting -- 0.0%
  100        XM Satellite Radio Holdings Inc., Expire 3/15/10                          2,150
--------------------------------------------------------------------------------------------
Building/Construction -- 0.0%
  210        Dayton Superior Corp., Expire 6/15/09 (d)                                     2
             Washington Group International Inc., Expire 1/25/06:
  225          Series A                                                                1,372
  258          Series B                                                                1,200
  138          Series C                                                                  569
--------------------------------------------------------------------------------------------
                                                                                       3,143
--------------------------------------------------------------------------------------------
Business Services -- 0.0%
   42        JSG Funding PLC, Expire 10/1/13 (d)                                         420
--------------------------------------------------------------------------------------------
Chemicals -- 0.0%
   18        Solutia Inc., Expire 7/15/09 (d)                                            333
--------------------------------------------------------------------------------------------
Food and Beverage -- 0.0%
  750        TravelCenters of America, Inc., Expire 5/1/09 (d)                         7,875
--------------------------------------------------------------------------------------------
Hotel/Casino -- 0.0%
   70        Mikohn Gaming Corp., Expire 8/15/08                                           1
--------------------------------------------------------------------------------------------
Packaging/Containers -- 0.0%
   90        Pliant Corp., Expire 6/1/10 (d)                                              16
--------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
  140        American Tower Corp., Expire 8/1/08 (d)                                  19,670
             Microcell Telecommunications Inc.:
  205          Expire 5/1/05                                                             218
  342          Expire 5/1/08                                                             557
  310        UbiquiTel Inc., Expire 4/15/10 (d)                                            3
--------------------------------------------------------------------------------------------
                                                                                      20,448
--------------------------------------------------------------------------------------------
             TOTAL WARRANTS
             (Cost -- $104,251)                                                       34,386
--------------------------------------------------------------------------------------------
             TOTAL HIGH-YIELD SECTOR
             (Cost -- $54,526,432)                                                54,690,667
--------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              49 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                                PIONEER STRATEGIC INCOME PORTFOLIO
     FACE
   AMOUNT++     RATING(c)                            SECURITY                              VALUE
---------------------------------------------------------------------------------------------------
FOREIGN BONDS -- 21.4%
Brazil -- 0.7%
                          Federal Republic of Brazil:
   110,827/USD/ B+          Capitalization Bonds, 8.000% due 4/15/14                     $  103,797
   185,000/USD/ B+          Debt Conversion Bonds, 2.063% due 4/15/12 (e)                   156,556
                            Global Bonds:
   290,000/USD/ B+           10.125% due 5/15/27                                            273,325
    66,000/USD/ B+           Series B, 8.875% due 5/15/24                                    56,100
                            Global Notes:
   100,000/USD/ B+           10.000% due 1/16/07                                            108,175
    30,000/USD/ B+           10.000% due 8/7/11                                              30,900
---------------------------------------------------------------------------------------------------
                                                                                            728,853
---------------------------------------------------------------------------------------------------
Bulgaria -- 0.1%
   140,000/USD/ BB+       Republic of Bulgaria, Secured Bonds, Series A,
                           1.938% due 7/28/24 (e)                                           138,600
---------------------------------------------------------------------------------------------------
Canada -- 4.9%
                          Government of Canada, Bonds:
 2,286,000      AAA         5.750% due 9/1/06                                             1,841,695
   330,000      AAA         5.500% due 6/1/10                                               265,063
 1,000,000      AAA         5.250% due 6/1/12                                               785,269
3,000,000 /AUD/ AA        Province of Ontario, Unsub. Medium-Term Notes, Series E,
                           5.500% due 4/23/13                                             2,006,592
---------------------------------------------------------------------------------------------------
                                                                                          4,898,619
---------------------------------------------------------------------------------------------------
Colombia -- 1.5%
                          Republic of Colombia:
                            Global Bonds:
   50,000 /USD/ BB           9.750% due 4/23/09                                              54,625
  677,340 /USD/ BB+          9.750% due 4/9/11                                              752,017
  135,000 /USD/ BB           10.375% due 1/28/33                                            136,181
  485,000 /USD/ BB          Global Notes, 10.750% due 1/15/13                               531,439
---------------------------------------------------------------------------------------------------
                                                                                          1,474,262
---------------------------------------------------------------------------------------------------
Dominican Republic -- 0.5%
  600,000 /USD/ B2*       Dominican Republic, Notes, 9.040% due 1/23/13 (d)                 465,000
---------------------------------------------------------------------------------------------------
Ecuador -- 0.3%
  395,000 /USD/ CCC+      Republic of Ecuador, Euro-Dollar Bonds, 7.000% due 8/15/30 (d)    265,638
---------------------------------------------------------------------------------------------------
France -- 4.2%
                          French Republic:
                            Bonds:
 1,399,125      AAA          5.500% due 10/25/10                                          1,772,933
 1,607,960      AAA          Series OATi, 3.000% due 7/25/09                              2,000,001
   360,750      AAA         Debentures, 4.000% due 10/25/09                                 422,322
---------------------------------------------------------------------------------------------------
                                                                                          4,195,256
---------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              50 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                               PIONEER STRATEGIC INCOME PORTFOLIO
     FACE
   AMOUNT++     RATING(c)                          SECURITY                             VALUE
-------------------------------------------------------------------------------------------------
Germany -- 0.8%
                          Federal Republic of Germany, Bonds:
   120,500      AAA         Series 94, 6.250% due 1/4/24                             $    164,191
   500,000      AAA         Series 97, 6.000% due 1/4/07                                  629,393
-------------------------------------------------------------------------------------------------
                                                                                          793,584
-------------------------------------------------------------------------------------------------
Mexico -- 0.9%
                          United Mexican States:
  200,000 /USD/ Baa2*       Global Bonds, 8.300% due 8/15/31                              222,800
                            Global Notes:
  230,000 /USD/ Baa2*        4.625% due 10/8/08                                           231,725
  144,000 /USD/ Baa2*        7.500% due 1/14/12                                           161,280
  255,000 /USD/ Baa2*        8.125% due 12/30/19                                          283,050
-------------------------------------------------------------------------------------------------
                                                                                          898,855
-------------------------------------------------------------------------------------------------
Netherlands -- 0.2%
  130,000 /EUR/ AAA       Government of the Netherlands, Bonds, 5.000% due 7/15/12        159,493
-------------------------------------------------------------------------------------------------
New Zealand -- 1.6%
                          Government of New Zealand, Bonds:
 1,495,000      AAA         Series 413, 6.500% due 4/15/13                                936,651
   970,000      AAA         Series 709, 7.000% due 7/15/09                                620,896
-------------------------------------------------------------------------------------------------
                                                                                        1,557,547
-------------------------------------------------------------------------------------------------
Peru -- 0.8%
                          Republic of Peru:
                            FLIRB Bonds:
  495,000 /USD/ BB-          Series 20YR, 4.500% due 3/7/17 (e)                           443,025
  115,000 /USD/ BB-          Series US, 4.500% due 3/17/17 (d)(e)                         102,925
  249,100 /USD/ BB-         PDI Bonds, Series 20YR, 5.000% due 3/7/17 (e)                 234,154
-------------------------------------------------------------------------------------------------
                                                                                          780,104
-------------------------------------------------------------------------------------------------
Russia -- 1.3%
                          Russian Federation:
1,197,500 /USD/ Baa3*       Bonds, 5.000% due 3/31/30 (d)                               1,120,040
                            Euro-Dollar Bonds:
   60,000 /USD/ Baa3*        8.250% due 3/31/10                                            67,293
   70,000 /USD/ Baa3*        5.000% due 3/31/30                                            65,472
-------------------------------------------------------------------------------------------------
                                                                                        1,252,805
-------------------------------------------------------------------------------------------------
South Africa -- 1.0%
  900,000 /EUR/ BBB       Republic of South Africa, Global Bonds, 5.250% due 5/16/13      998,934
-------------------------------------------------------------------------------------------------
Spain -- 0.1%
    92,500      Aaa*      Kingdom of Spain, Bonds, 6.000% due 1/31/29                     123,334
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              51 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

                                 PIONEER STRATEGIC INCOME PORTFOLIO
      FACE
    AMOUNT++     RATING(c)                            SECURITY                               VALUE
-----------------------------------------------------------------------------------------------------
Sweden -- 2.4%
                           Kingdom of Sweden, Bonds:
  5,000,000      AAA         Series 1045, 5.250% due 3/15/11                              $   661,305
 10,480,000      AAA         Series 1046, 5.500% due 10/8/12                                1,405,037
  2,000,000      AAA         Series 3105, 3.500% due 12/1/15                                  296,138
-----------------------------------------------------------------------------------------------------
                                                                                            2,362,480
-----------------------------------------------------------------------------------------------------
Ukraine -- 0.1%
    62,067 /USD/ B1*       Government of Ukraine, Sr. Notes, 11.000% due 3/15/07               68,972
-----------------------------------------------------------------------------------------------------
                           TOTAL FOREIGN BONDS
                           (Cost -- $18,925,394)                                           21,162,336
-----------------------------------------------------------------------------------------------------

     RIGHTS                                           SECURITY                               VALUE
-----------------------------------------------------------------------------------------------------
FOREIGN RIGHTS (k) -- 0.0%
Mexico -- 0.0%
                           United Mexican States, Value Recovery Rights:
    250,000                  Series B, Expire 6/30/04                                           2,625
    250,000                  Series C, Expire 6/30/05                                             938
    250,000                  Series D, Expire 6/30/06                                             312
    250,000                  Series E, Expire 6/30/07                                             187
-----------------------------------------------------------------------------------------------------
                           TOTAL FOREIGN RIGHTS
                           (Cost -- $0)                                                         4,062
-----------------------------------------------------------------------------------------------------
      FACE
     AMOUNT                                           SECURITY                               VALUE
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%
$   822,000                State Street Bank & Trust Co., 0.940% due 11/3/03; Proceeds at
                            maturity -- $822,064; (Fully collateralized by U.S. Treasury
                            Bonds, 9.875% due 11/15/15; Market value -- $841,500)
                            (Cost -- $822,000)                                                822,000
-----------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100.0%
                           (Cost -- $97,349,162***)                                       $98,942,667
-----------------------------------------------------------------------------------------------------

+   Face amount denominated in U.S. dollars unless otherwise indicated.
++  Face amount denominated in local currency unless otherwise indicated.
(a) All or a portion of this security is on loan (See Note 8).
(b) Security is traded on a to-be-announced basis (See Note 9).
(c) All ratings are by Standard & Poor's Ratings Services, except those which are identified by an asterisk (*) or a double asterisk (**), are rated by Moody's Investors Service and Fitch Ratings, respectively.

                      See Notes to Financial Statements.

              52 Travelers Series Fund Inc. | 2003 Annual Report

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2003

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e) Variable rate security.
(f) All or a portion of this security is segregated for extended settlements.
(g) Security is currently in default.
(h) Payment-in-Kind security for which all or part of the income earned may be paid as additional principal.
(i) Security issued with attached warrants.
(j) Participation interests were acquired through the financial institutions indicated parenthetically.
(k) Non-income producing security.
*** Aggregate cost for Federal income tax purposes is $98,414,905.

  Abbreviations used in this schedule:
  AUD -- Australian Dollar
  EUR  -- Euro
  FLIRB -- Front Loaded Interest Reduction Bond
  DKK  -- Danish Krone
  GBP  -- British Pound
  NOK  -- Norwegian Krone
  PDI  -- Past Due Interest
  USD  -- United States Dollar

  See pages 54 and 55 for definitions of ratings.

 LOANED SECURITIES COLLATERAL                                   OCTOBER 31, 2003

   FACE
  AMOUNT                              SECURITY                               VALUE
-------------------------------------------------------------------------------------
$5,170,308 State Street Navigator Securities Lending Trust Prime Portfolio
           (Cost -- $5,170,308)                                            $5,170,308
-------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              53 Travelers Series Fund Inc. | 2003 Annual Report

 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B,  -- Bonds rated "BB", "B", "CCC", "CC", and "C" are regarded, on
CCC, CC    balance, as pre- dominantly speculative with respect to capacity
and C      to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of
           speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D       -- Bonds rated "D" are in default, and payment of interest and/or repayment of princi- pal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.
Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest pay- ments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in
       "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa"
       securities.
A   -- Bonds rated "A" possess many favorable investment attributes and are to be consid- ered as upper medium grade which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations,
       i.e., they are neither highly protected nor poorly secured.
       Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out- standing investment characteristics and in fact have speculative characteristics as well.
Ba  -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

              54 Travelers Series Fund Inc. | 2003 Annual Report

Caa      -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca and C -- Bonds rated "Ca" and "C" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fitch Ratings ("Fitch") -- Ratings from "AAA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major rating categories.
AAA -- Bonds rated "AAA" by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.
BBB -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial
       commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
BB  -- Bonds rated "BB" by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be
       investment grade.
B   -- Bonds rated "B" are considered highly speculative. While securities in this class are currently meeting debt service requirements or paying dividends, the probability of continued
       timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC -- Bonds rated "CCC" have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet
       obligations requires on advantageous busi- ness and economic environment.
CC  -- Bonds rated "CC" are minimally protected. Default in payment of interest and/or principal seems probable over time.
C   -- Bonds rated "C" are in imminent default in payment of interest or principal or sus- pension of preferred stock dividends is imminent.
D   -- Bonds rated "D" are in default on interest and/or principal payments or preferred stock dividends are suspended. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganiza- tion of the obligor and have the lowest potential for recover.

NR -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

              55 Travelers Series Fund Inc. | 2003 Annual Report

 STATEMENTS OF ASSETS AND LIABILITIES                           OCTOBER 31, 2003

                                                                                       Pioneer
                                                                      Smith Barney    Strategic
                                                                      High Income      Income
                                                                       Portfolio      Portfolio
-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $223,450,623 and
   $97,349,162, respectively)                                        $ 235,182,633  $ 98,942,667
  Loaned securities collateral, at value
   (Cost -- $5,170,308) (Note 8)                                                --     5,170,308
  Cash                                                                         884         5,660
  Dividends and interest receivable                                      5,269,311     1,647,303
  Receivable for Fund shares sold                                           34,931         5,531
  Receivable for securities sold                                                --     3,376,023
  Other assets                                                                  --         4,608
  Prepaid expenses                                                              --         1,928
  Other receivables                                                         31,840            --
------------------------------------------------------------------------------------------------
  Total Assets                                                         240,519,599   109,154,028
------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                       3,751,715     3,324,225
  Management fees payable                                                  119,082        64,813
  Payable for Fund shares reacquired                                         1,655        34,286
  Payable for loaned securities collateral (Note 8)                             --     5,170,308
  Foreign currency overdraft, at value (Cost -- $8,444)                         --         7,579
  Accrued expenses                                                          52,219        64,415
------------------------------------------------------------------------------------------------
  Total Liabilities                                                      3,924,671     8,665,626
------------------------------------------------------------------------------------------------
Total Net Assets                                                     $ 236,594,928  $100,488,402
------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                        $         309  $        105
  Capital paid in excess of par value                                  312,266,524   123,555,952
  Undistributed net investment income                                   15,883,589     7,004,622
  Accumulated net realized loss from investment transactions,
   futures contracts and swaps                                        (103,287,807)  (31,675,541)
  Net unrealized appreciation of investments and foreign currencies     11,732,313     1,603,264
------------------------------------------------------------------------------------------------
Total Net Assets                                                     $ 236,594,928  $100,488,402
------------------------------------------------------------------------------------------------
Shares Outstanding                                                      30,853,067    10,548,571
------------------------------------------------------------------------------------------------
Net Asset Value                                                              $7.67         $9.53
------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              56 Travelers Series Fund Inc. | 2003 Annual Report

 STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED OCTOBER 31, 2003

                                                                 Pioneer
                                                  Smith Barney  Strategic
                                                  High Income    Income
                                                   Portfolio    Portfolio
    -----------------------------------------------------------------------
    INVESTMENT INCOME:
      Interest                                    $19,879,849  $ 7,801,430
      Dividends                                        36,015      356,344
    ----------------------------------------------------------------------
      Total Investment Income                      19,915,864    8,157,774
    ----------------------------------------------------------------------
    EXPENSES:
      Management fees (Note 2)                      1,169,585      759,584
      Custody                                          51,543      150,994
      Audit and legal                                  48,175       50,410
      Shareholder communications                       46,364       42,810
      Shareholder servicing fees                        9,130        5,003
      Directors' fees                                   6,625        4,476
      Other                                             4,267        2,931
    ----------------------------------------------------------------------
      Total Expenses                                1,335,689    1,016,208
    ----------------------------------------------------------------------
    Net Investment Income                          18,580,175    7,141,566
    ----------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS, FOREIGN CURRENCIES, FUTURES
    CONTRACTS AND SWAPS (NOTES 3, 4, 6 AND 7):
     Realized Gain (Loss) From:
       Investment transactions                     (3,871,273)     (33,650)
       Foreign currency transactions                    8,956      234,852
       Futures contracts                                   --     (416,447)
       Swap contracts                                      --      176,189
    ----------------------------------------------------------------------
      Net Realized Loss                            (3,862,317)     (39,056)
    ----------------------------------------------------------------------
     Change in Net Unrealized Appreciation From:
       Investments                                 36,435,358   11,779,389
       Foreign currencies                              (5,469)      (3,169)
    ----------------------------------------------------------------------
      Increase in Net Unrealized Appreciation      36,429,889   11,776,220
    ----------------------------------------------------------------------
    Net Gain on Investments, Foreign
     Currencies, Futures Contracts and Swaps       32,567,572   11,737,164
    ----------------------------------------------------------------------
    Increase in Net Assets From Operations        $51,147,747  $18,878,730
    ----------------------------------------------------------------------

                      See Notes to Financial Statements.

              57 Travelers Series Fund Inc. | 2003 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS

                                                           For the Years
                                                         Ended October 31,
Smith Barney High Income Portfolio                      2003          2002
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                              $ 18,580,175  $ 18,437,222
 Net realized loss                                    (3,862,317)  (23,124,497)
 Increase (decrease) in net unrealized appreciation   36,429,889    (8,502,329)
-------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Operations    51,147,747   (13,189,604)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                               (20,588,597)  (21,089,088)
-------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                      (20,588,597)  (21,089,088)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
 Net proceeds from sale of shares                     62,010,341    26,024,621
 Net asset value of shares issued for reinvestment
   of dividends                                       20,588,597    21,089,088
 Cost of shares reacquired                           (31,197,259)  (34,227,458)
-------------------------------------------------------------------------------
 Increase in Net Assets From Fund Share
   Transactions                                       51,401,679    12,886,251
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     81,960,829   (21,392,441)
NET ASSETS:
 Beginning of year                                   154,634,099   176,026,540
-------------------------------------------------------------------------------
 End of year*                                       $236,594,928  $154,634,099
-------------------------------------------------------------------------------
* Includes undistributed net investment income of:   $15,883,589   $17,721,293
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              58 Travelers Series Fund Inc. | 2003 Annual Report

                                                           For the Years
                                                         Ended October 31,
Pioneer Strategic Income Portfolio                      2003          2002
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                              $  7,141,566  $  9,464,028
 Net realized loss                                       (39,056)  (10,763,655)
 Increase in net unrealized appreciation              11,776,220     4,063,168
------------------------------------------------------------------------------
 Increase in Net Assets From Operations               18,878,730     2,763,541
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                               (11,472,635)  (11,516,581)
------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                      (11,472,635)  (11,516,581)
------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
 Net proceeds from sale of shares                      4,101,224     6,049,296
 Net asset value of shares issued for reinvestment
   of dividends                                       11,472,635    11,516,581
 Cost of shares reacquired                           (19,986,029)  (39,620,239)
------------------------------------------------------------------------------
 Decrease in Net Assets From Fund Share
   Transactions                                       (4,412,170)  (22,054,362)
------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                      2,993,925   (30,807,402)
NET ASSETS:
 Beginning of year                                    97,494,477   128,301,879
------------------------------------------------------------------------------
 End of year*                                       $100,488,402  $ 97,494,477
------------------------------------------------------------------------------
* Includes undistributed net investment income of:    $7,004,622    $9,129,682
------------------------------------------------------------------------------

                      See Notes to Financial Statements.

              59 Travelers Series Fund Inc. | 2003 Annual Report

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Smith Barney High Income Portfolio and Pioneer Strategic Income Portfolio (formerly known as Putnam Diversified Income Portfolio) ("Fund(s)") are separate investment funds of the Travelers Series Fund Inc. ("Company"). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Funds and thirteen other separate investment funds: AIM Capital Appreciation, Strategic Equity (formerly known as Alliance Growth), Van Kampen Enterprise, Smith Barney Large Cap Value, Smith Barney International All Cap Growth, Travelers Managed Income, Salomon Brothers Total Return Strategic Bond, SB Adjustable Rate Income, MFS Total Return, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Smith Barney Mid Cap Core and Smith Barney Aggressive Growth Portfolios. Shares of the Company are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Funds are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; fixed-income securities are valued at the mean between the bid and the asked prices provided by an independent pricing service; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) gains or losses on the sale of securities are

              60 Travelers Series Fund Inc. | 2003 Annual Report calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Funds distribute dividends and capital gains, if any, annually; (i) the accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; ( j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2003, reclassifications were made to the capital accounts of the Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, gains and net assets were not affected by this adjustment; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Funds invest in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

The Funds may enter into foreign currency exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or closed.

              61 Travelers Series Fund Inc. | 2003 Annual Report

In addition, the Funds may enter into futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager of the Smith Barney High Income Portfolio ("SBHI"). SBHI pays SBFM a management fee calculated at an annual rate of 0.60% of the average daily net assets of the Fund. Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBFM, acts as the investment manager of the Pioneer Strategic Income Portfolio ("PSIP"). PSIP pays TIA a management fee calculated at an annual rate of 0.75% of the average daily net assets of the Fund. These fees are calculated daily and paid monthly.

TIA has entered into a sub-advisory agreement with Pioneer Investment Management, Inc. ("Pioneer"). Pursuant to the sub-advisory agreement, Pioneer is responsible for the day-to-day fund operations and investment decisions for PSIP and is compensated by TIA for such service at the annual rate of 0.35% of the average daily net assets of PSIP.

TIA has entered into a sub-administrative services agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of PSIP.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. PFPC Inc. ("PFPC") acts as the Funds' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2003, each Fund paid transfer agent fees of $5,000 to CTB.

During the year ended October 31, 2003, Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, did not receive any brokerage commissions.

Most of the officers and one Director of the Company are employees of Citigroup or its affiliates.

              62 Travelers Series Fund Inc. | 2003 Annual Report

3. Investments

During the year ended October 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

                                                           SBHI         PSIP
--------------------------------------------------------------------------------
Purchases                                              $111,935,448 $135,495,035
--------------------------------------------------------------------------------
Sales                                                    65,320,578  135,571,100
--------------------------------------------------------------------------------

At October 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                         SBHI         PSIP
 -----------------------------------------------------------------------------
 Gross unrealized appreciation                       $19,777,363  $ 5,508,360
 Gross unrealized depreciation                        (8,699,044)  (4,980,598)
 -----------------------------------------------------------------------------
 Net unrealized appreciation                         $11,078,319  $   527,762
 -----------------------------------------------------------------------------

4. Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Funds bear the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

At October 31, 2003, SBHI and PSIP did not have any open forward foreign currency contracts.

5. Repurchase Agreements

The Funds purchase (and the custodian takes possession of ) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market

              63 Travelers Series Fund Inc. | 2003 Annual Report value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

6. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. The Funds enter into such contracts typically to hedge a portion of their funds. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices.

At October 31, 2003, SBHI and PSIP did not have any open futures contracts.

7. Interest Rate Swap Contracts

PSIP has entered into interest rate swap agreements with Merrill Lynch, Pierce, Fenner & Smith Inc. and Goldman, Sachs & Co. PSIP will record the difference between a predetermined fixed interest rate and the closing value of the Three-Month LIBOR floating rate. These differences are netted out as a cash settlement on the expiration date, with the portfolio receiving or paying, as the case may be, only the net amount of the two differences. PSIP is exposed to credit risk in the event of nonperformance by the swap counterparty.

At October 31, 2003, PSIP did not have any open interest rate swap agreements.

8. Lending of Portfolio Securities

The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Fees earned by the Funds on securities lending are recorded as interest income. Loans of securities by the Funds are collateralized by cash, U.S.


             64    Travelers Series Fund Inc. | 2003 Annual Report
government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Funds maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2003, PSIP loaned securities having a market value of $6,760,876. PSIP received cash collateral amounting to $5,170,308, which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio. In addition, PSIP received securities collateral amounting to $1,736,250, which is maintained in a segregated account by the custodian.

Income earned by PSIP from securities lending for the year ended October 31, 2003 was $27,310.

At October 31, 2003, SBHI did not have any securities on loan.

9. Securities Traded on a To-Be-Announced Basis

The Funds may trade securities on a to-be-announced ("TBA") basis.

In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other fund securities.

At October 31, 2003, PSIP held TBA securities with a cost of $3,302,000.

At October 31, 2003, SBHI did not hold any TBA securities.

10.Loan Participations

The Funds invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity or a corporate borrower and one or more financial institutions. The Funds' investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agree-

              65 Travelers Series Fund Inc. | 2003 Annual Report ment relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At October 31, 2003, PSIP held loan participations with a total cost of $410,490.

At October 31, 2003, SBHI did not hold any loan participations.

11.Capital Loss Carryforwards

At October 31, 2003, SBHI and PSIP had, for Federal income tax purposes, approximately $102,972,000 and $31,560,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforwards losses are used to offset gains, it is probable that the gains so offset will not be distributed. Expirations occur on October 31 of the years below:

           2006       2007        2008        2009        2010        2011
   --------------------------------------------------------------------------
   SBHI $3,001,000 $12,317,000 $18,328,000 $42,940,000 $21,882,000 $4,504,000
   --------------------------------------------------------------------------
   PSIP  2,321,000   5,086,000   3,077,000   7,414,000  11,399,000  2,263,000
   --------------------------------------------------------------------------

12.Income Tax Information and Distributions to Shareholders

At October 31, 2003, the tax basis components of distributable earnings were:

                                              SBHI          PSIP
           ----------------------------------------------------------
           Undistributed ordinary income $  16,221,313  $  7,955,057
           ----------------------------------------------------------
           Accumulated capital losses     (102,971,840)  (31,560,231)
           ----------------------------------------------------------
           Unrealized appreciation          11,078,622       537,521
           ----------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals, straddle loss deferrals, the treatment of accretion of discounts and amortization of premiums and consent fees received.

              66 Travelers Series Fund Inc. | 2003 Annual Report

The tax character of distributions paid during the year ended October 31, 2003 was:

                                       SBHI        PSIP
                    ---------------------------------------
                    Ordinary income $20,588,597 $11,472,635
                    ---------------------------------------

13.Capital Shares

At October 31, 2003, the Company had six billion shares of $0.00001 par value capital stock authorized. Each share of a Fund represents an equal proportionate interest in that Fund with each share of the same Fund and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of each Fund were as follows:

                                                 Year Ended       Year Ended
                                              October 31, 2003 October 31, 2002
-------------------------------------------------------------------------------
Smith Barney High Income Portfolio
Shares sold                                       8,846,534        3,084,610
Shares issued on reinvestment                     3,294,176        3,190,482
Shares reacquired                                (4,543,218)      (4,176,862)
------------------------------------------------------------------------------
Net Increase                                      7,597,492        2,098,230
------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio
Shares sold                                         465,666          595,222
Shares issued on reinvestment                     1,387,259        1,292,545
Shares reacquired                                (2,214,743)      (3,888,880)
------------------------------------------------------------------------------
Net Decrease                                       (361,818)      (2,001,113)
------------------------------------------------------------------------------

14.Subsequent Event

The Funds have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Funds' Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue

              67 Travelers Series Fund Inc. | 2003 Annual Report

Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended, eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

              68 Travelers Series Fund Inc. | 2003 Annual Report

 FINANCIAL HIGHLIGHTS

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney
High Income Portfolio                            2003   2002     2001     2000    1999
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $6.65  $8.32   $10.29   $11.72   $11.97
----------------------------------------------  -----  -----   ------   ------   ------
Income (Loss) From Operations:
  Net investment income/(1)/                     0.63   0.82     1.02     1.20     0.92
  Net realized and unrealized gain (loss)/(1)/   1.28  (1.44)   (1.80)   (1.56)   (0.28)
----------------------------------------------  -----  -----   ------   ------   ------
Total Income (Loss) From Operations              1.91  (0.62)   (0.78)   (0.36)    0.64
----------------------------------------------  -----  -----   ------   ------   ------
Less Distributions From:
  Net investment income                         (0.89) (1.05)   (1.19)   (1.07)   (0.89)
----------------------------------------------  -----  -----   ------   ------   ------
Total Distributions                             (0.89) (1.05)   (1.19)   (1.07)   (0.89)
----------------------------------------------  -----  -----   ------   ------   ------
Net Asset Value, End of Year                    $7.67  $6.65   $ 8.32   $10.29   $11.72
----------------------------------------------  -----  -----   ------   ------   ------
Total Return/(2)/                               31.70% (7.39)%  (8.08)%  (3.54)%   5.28%
----------------------------------------------  -----  -----   ------   ------   ------
Net Assets, End of Year (millions)               $237   $155     $176     $191     $199
----------------------------------------------  -----  -----   ------   ------   ------
Ratios to Average Net Assets:
  Expenses                                       0.69%  0.69%    0.67%    0.66%    0.66%
  Net investment income/(1)/                     9.53  10.39    11.52    10.46     9.44
----------------------------------------------  -----  -----   ------   ------   ------
Portfolio Turnover Rate                            36%    78%      77%      70%      73%
----------------------------------------------  -----  -----   ------   ------   ------

(1) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, the ratio of net investment income to average net assets would have been 10.48%. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

              69 Travelers Series Fund Inc. | 2003 Annual Report

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Pioneer Strategic
Income Portfolio                                2003/(1)/  2002   2001    2000    1999
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $8.94    $9.94  $10.31  $11.24  $11.70
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                      0.63     1.14    0.93    0.93    0.91
  Net realized and unrealized gain (loss)/(2)/    1.04    (0.94)  (0.47)  (0.88)  (0.70)
----------------------------------------------------------------------------------------
Total Income From Operations                      1.67     0.20    0.46    0.05    0.21
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (1.08)   (1.20)  (0.83)  (0.98)  (0.67)
----------------------------------------------------------------------------------------
Total Distributions                              (1.08)   (1.20)  (0.83)  (0.98)  (0.67)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $9.53    $8.94  $ 9.94  $10.31  $11.24
----------------------------------------------------------------------------------------
Total Return/(3)/                                20.56%    2.00%   4.60%   0.21%   1.80%
----------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                $100      $97    $128    $141    $156
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.00%    0.93%   0.90%   0.87%   0.83%
  Net investment income/(2)/                      7.05     8.24    8.83    7.78    7.85
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                            141%     208%    150%    105%    118%
----------------------------------------------------------------------------------------

(1) Per share amount have been calculated using the monthly average shares method.
(2) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $1.16, $0.96, and 8.42%, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

              70 Travelers Series Fund Inc. | 2003 Annual Report

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Smith Barney High Income Portfolio and Pioneer Strategic Income Portfolio, formerly known as Putnam Diversified Income Portfolio ("Portfolios") of Travelers Series Fund Inc. ("Fund") as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian or brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/
New York, New York
December 10, 2003


             71    Travelers Series Fund Inc. | 2003 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                        Number of
                                    Term of                            Portfolios
                                  Office* and        Principal           in Fund          Other
                      Position(s)   Length         Occupation(s)         Complex      Directorships
                       Held with    of Time         During Past        Overseen by       Held by
Name, Address and Age    Fund       Served          Five Years          Director        Director
------------------------------------------------------------------------------------------------------

Non-Interested Directors:

Abraham E. Cohen       Director      Since    Consultant to Chugai         17      Director of
444 Madison Avenue                   1996     Pharmaceutical Co. Ltd.              Agouron
Suite 1201                                                                         Pharmaceuticals,
New York, NY 10022                                                                 Inc., Akzo Nobel
Age 67                                                                             NV, Teva
                                                                                   Pharmaceutical
                                                                                   Inc., Ltd., Chugai
                                                                                   Pharmaceutical
                                                                                   Co. Ltd.,
                                                                                   Pharmaceutical
                                                                                   Product
                                                                                   Development,
                                                                                   Inc. and Axonyx
                                                                                   Inc.; Chairman of
                                                                                   Vasomedical,
                                                                                   Inc.,
                                                                                   Neurobiological
                                                                                   Technologies Inc.
                                                                                   and Kramex
                                                                                   Corporation.

Robert A. Frankel      Director      Since    Managing Partner             24             None
1961 Deergrass Way                   1999     of Robert A. Frankel
Carlsbad, CA 92009                            Managing Consultants;
Age 76                                        Former Vice President of
                                              The Readers Digest
                                              Association, Inc.

Michael E. Gellert     Director      Since    General Partner of           17      Director of Dalet
122 East 42nd Street                 1999     Windcrest Partners, a                S.A., Devon
47th Floor                                    venture capital firm                 Energy Corp.,
New York, NY 10168                                                                 High Speed
Age 72                                                                             Access Corp.,
                                                                                   Human, Inc.,
                                                                                   SEACOR Smit,
                                                                                   Inc. and Six Flags,
                                                                                   Inc.

Rainer Greeven         Director      Since    Attorney, Rainer             17      Director of
630 5th Avenue                       1994     Greeven PC                           Continental
Suite 1905                                                                         Container Corp.
New York, NY 10111
Age 67

Susan M. Heilbron      Director      Since    Owner/Consultant of          17      Director of
P.O. Box 557                         1994     Lacey & Heilbron, a                  National Multiple
Chilmark, MA 02533                            public relations firm                Sclerosis Society,
Age 58                                                                             New York City
                                                                                   Chapter


             72    Travelers Series Fund Inc. | 2003 Annual Report

                                                                                  Number of
                                            Term of                              Portfolios
                                          Office* and         Principal            in Fund       Other
                            Position(s)     Length          Occupation(s)          Complex   Directorships
                             Held with      of Time          During Past         Overseen by    Held by
Name, Address and Age          Fund         Served           Five Years           Director     Director
----------------------------------------------------------------------------------------------------------

Interested Directors:

R. Jay Gerken, CFA**       Chairman,         Since    Managing Director of           220         None
Citigroup Asset Management President and     2002     Citigroup Global Markets
("CAM")                    Chief                      Inc. ("CGM"); Chairman,
399 Park Avenue            Executive                  President and Chief
New York, NY 10022         Officer                    Executive Officer of Smith
Age 52                                                Barney Fund Management
                                                      LLC ("SBFM"), Travelers
                                                      Investment Adviser, Inc.
                                                      ("TIA") and Citi Fund
                                                      Management, Inc.
                                                      ("CFM"); President and
                                                      Chief Executive Officer of
                                                      certain mutual funds
                                                      associated with Citigroup
                                                      Inc. ("Citigroup");
                                                      formerly, Portfolio
                                                      Manager of Smith Barney
                                                      Allocation Series Inc.
                                                      (from 1996-2001) and
                                                      Smith Barney Growth and
                                                      Income Fund (from 1996-
                                                      2000)

Officers:

Andrew B. Shoup***         Senior Vice       Since    Director of CAM; Senior        N/A         N/A
CAM                        President and     2003     Vice President and Chief
125 Broad Street           Chief                      Administrative Officer of
10th Floor                 Administrative             mutual funds associated
New York, NY 10004         Officer                    with Citigroup; Head of
Age 47                                                International Funds
                                                      Administration of CAM
                                                      from 2001 to 2003;
                                                      Director of Global Funds
                                                      Administration of CAM
                                                      from 2000 to 2001; Head
                                                      of U.S. Citibank Funds
                                                      Administration of CAM
                                                      from 1998 to 2000

Richard L. Peteka          Chief             Since    Director of CGM; Chief         N/A         N/A
CAM                        Financial         2002     Financial Officer and
125 Broad Street           Officer and                Treasurer of certain
11th Floor                 Treasurer                  mutual funds associated
New York, NY 10004                                    with Citigroup; Director
Age 42                                                and Head of Internal
                                                      Control for CAM
                                                      U.S. Mutual Fund
                                                      Administration (from
                                                      1999-2002); Vice
                                                      President, Head of Mutual
                                                      Fund Administration and
                                                      Treasurer at Oppenheimer
                                                      Capital (from 1996-1999)

              73 Travelers Series Fund Inc. | 2003 Annual Report

                                                                                  Number of
                                          Term of                                Portfolios
                                        Office* and          Principal             in Fund       Other
                          Position(s)     Length           Occupation(s)           Complex   Directorships
                           Held with      of Time           During Past          Overseen by    Held by
Name, Address and Age        Fund         Served            Five Years            Director     Director
----------------------------------------------------------------------------------------------------------

Beth A. Semmel, CFA      Vice President    Since    Managing Director of             N/A          N/A
CAM                      and               2002     CGM
399 Park Avenue          Investment
4th Floor                Officer
New York, NY 10022
Age 42

Kenneth J. Taubes        Investment        Since    Senior Vice President and        N/A          N/A
Pioneer Investment       Officer           2003     Director of Fixed Income
Management, Inc.                                    Investments; Pioneer
60 State Street                                     Investment Management,
Boston, MA 02019                                    Inc. Previously, Senior Vice
Age                                                 President of Pioneer
                                                    Investment Management,
                                                    Inc.

Peter J. Wilby, CFA      Vice President    Since    Managing Director of             N/A          N/A
CAM                      and               2002     CGM
399 Park Avenue          Investment
4th Floor                Officer
New York, NY 10022
Age 44

Kaprel Ozsolak           Controller        Since    Vice President of CGM;           N/A          N/A
CAM                                        2002     Controller of certain
125 Broad Street                                    mutual funds associated
11th Floor                                          with Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel        Secretary***      Since    Managing Director and            N/A          N/A
CAM                      and Chief         2003     General Counsel of Global
300 First Stamford Place Legal Officer              Mutual Funds for CAM
4th Floor                                           and its predecessor (since
Stamford, CT 06902                                  1994); Secretary of CFM;
Age 48                                              Secretary and Chief Legal
                                                    Officer of mutual funds
                                                    associated with Citigroup

--------
 * Each Director and Officer serves until his or her successor has been duly elected and qualified.
 ** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and of certain of its affiliates.
*** As of November 25, 2003.

              74 Travelers Series Fund Inc. | 2003 Annual Report

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes the Funds hereby designate for the fiscal year ended October 31, 2003:

    .  A corporate dividends received deduction of:

SBHI 0.73%
PSIP 2.00%

A total of 5.12% of the ordinary dividends paid by PSIP from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


             75    Travelers Series Fund Inc. | 2003 Annual Report

                               TRAVELERS SERIES
                                   FUND INC.



DIRECTORS                  INVESTMENT MANAGERS
A. E. Cohen                Smith Barney Fund
Robert A. Frankel           Management LLC
Michael E. Gellert         Travelers Investment Adviser, Inc.
R. Jay Gerken, CFA
 Chairman                  CUSTODIAN
Rainer Greeven             State Street Bank and
Susan M. Heilbron           Trust Company

OFFICERS                   ANNUITY ADMINISTRATION
R. Jay Gerken, CFA         Travelers Annuity
President and Chief         Investor Services
Executive Officer          One Cityplace
                           Hartford, Connecticut 06103-3415
Andrew B. Shoup*
Senior Vice President
and Chief Administrative
Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Beth A. Semmel, CFA
Vice President

Peter J. Wilby, CFA
Vice President

Kaprel Ozsolak
Controller

Robert I. Frenkel
Secretary* and Chief
Legal Officer

* As of November 25, 2003.

  Travelers Series Fund Inc.



  Smith Barney High Income Portfolio

  Pioneer Strategic Income Portfolio

  The Funds are separate investment funds of the Travelers Series Fund Inc., a Maryland corporation.



  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney High Income and Pioneer Strategic Income Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Funds, which contains information concerning the Funds' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004





 IN0254 12/03                                                           03-5813

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Robert A. Frankel, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Frankel as the Audit Committee's financial expert. Mr. Frankel is an "independent" Director pursuant to paragraph (a)(2) of
         Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
              Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)  Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)  Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Travelers Series Fund Inc.

By:   /s/  R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Travelers Series Fund Inc.

Date: January 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      Travelers Series Fund Inc.

Date: January 2, 2004

By:   /s/ Richard L. Peteka
      (Richard L. Peteka)
      Chief Financial Officer of
      Travelers Series Fund Inc.

Date: January 2, 2004